Filed pursuant to Rule 497
Registration No. 333-171578

PROSPECTUS

3,335,000 Shares

NeXt Innovation Corp.

Common Stock

We are a newly formed, externally managed non-diversified closed-end management investment company that intends to elect to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act,” prior to the pricing of this offering. Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity investments. We intend to invest principally in the equity securities of venture capital-backed, rapidly growing emerging non-public companies. We may also invest on an opportunistic basis in select publicly-traded equity securities of rapidly growing companies that otherwise meet our investment criteria. In addition, while we intend to invest primarily in U.S. companies, we may invest on an opportunistic basis in certain non-U.S. companies that otherwise meet out investment criteria, although in no event will the aggregate value of our non-U.S. investments exceed 30% of the aggregate value of our total investment portfolio. We intend to acquire our investments primarily through private secondary market transactions and, to a lesser extent, through transactions executed on public securities exchanges and direct investments in our portfolio companies. Our investment activities will be managed by NeXt Asset Management, LLC. NeXt Innovation Service Company, LLC will provide the administrative services necessary for us to operate.

We will seek to deploy capital primarily in the form of equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a high equity component. We will seek primarily minority equity investments in our portfolio companies.

This is our initial public offering and our shares have no history of public trading.

Our common stock has been approved for listing on the NASDAQ Capital Market under the symbol “GSVC.” In addition, our investment adviser, NeXt Asset Management, LLC, and our administrator, NeXt Innovation Service Company, LLC, have no prior experience managing and administering a business development company, respectively.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. Upon the completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC.” This information will be available free of charge by contacting us by mail at 2965 Woodside Road, Woodside, CA 94062, by telephone at (650) 206-2965 or on our website at http://www.nextinnovationcorp.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. As of February 28, 2011, our net asset value was approximately -$105 per share. Purchasers in this offering will experience immediate dilution in net asset value of approximately $1.22 per share. See “Dilution” for more information. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 13 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public Offering Price	$15.00	$50,025,000
Sales Load (Underwriting Discounts and Commissions)	$1.05	$3,501,750
Proceeds to NeXt Innovation Corp. (before expenses)(2)	$13.95	$46,523,250

(1)	We have granted the underwriters a 30-day option, which we refer to as the overallotment option, to purchase up to an additional 500,250 shares of our common stock at the public offering price, less underwriting discounts and commissions (sales load). If the overallotment option is exercised in full, the total public offering price will be $57,528,750 and the total underwriting discounts and commissions (sales load) will be $4,027,013. See “Underwriting.”
(2)	We estimate that we will incur approximately $550,000 in offering expenses, or $0.16 per share, in connection with this offering, after which we expect to receive approximately $45,973,250 in net proceeds, or approximately $13.79 per share. Stockholders will indirectly bear such expenses as investors in NeXt Innovation Corp. The underwriting discounts and commissions (sales load) and the offering expenses will result in immediate dilution to investors in this offering. See “Dilution.”

The underwriters expect to deliver the shares on or about May 3, 2011.

Ladenburg Thalmann & Co. Inc.	Lazard Capital Markets

National Securities Corporation

Aegis Capital Corp.	Anderson & Strudwick	Maxim Group LLC	Merriman Capital

Newbridge Securities Corp.	Northland Capital Markets	Rodman & Renshaw, LLC

The date of this prospectus is April 28, 2011.

You should rely on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. We will amend this prospectus in the event of any material change to the information contained herein during the distribution period.

Until May 23, 2011 (25 days after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

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SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” beginning on page 13 and the other information included in this prospectus.

Except where the context suggests otherwise, the terms “we,” “us,” “our” and “NeXt Innovation” refer to NeXt Innovation Corp. In addition, the terms “NeXt Asset Management” or “investment adviser” refer to NeXt Asset Management, LLC, and “NeXt Innovation Service Company” or the “administrator” refer to NeXt Innovation Service Company, LLC.

As a result of a lawsuit filed by another entity claiming that our use of the name “NeXt” infringes upon certain existing trademarks, we, along with NeXt Asset Management and NeXt Innovation Service Company, have determined to change our respective names prior to May 31, 2011. We currently expect to operate under the name “Growth Silicon Valley Corp.” upon completion of the necessary documentation to effect the name change. In addition, we currently expect NeXt Asset Management and NeXt Innovation Service Company to operate under the names “Growth Silicon Valley Asset Management” and “Growth Silicon Valley Service Company,” respectively. Notwithstanding our proposed new name, we do not intend to limit our focus to portfolio companies operating in Silicon Valley.

Unless otherwise noted, the information contained in this prospectus assumes that the underwriters’ overallotment option is not exercised.

NeXt Innovation

We are a newly formed, externally managed non-diversified closed-end management investment company that intends to elect to be treated as a business development company under the 1940 Act prior to the pricing of this offering. Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity investments. We intend to invest principally in the equity securities of venture capital-backed, rapidly growing emerging companies. We may also invest on an opportunistic basis in select publicly-traded equity securities of rapidly growing companies that otherwise meet our investment criteria. In addition, while we intend to invest primarily in U.S. companies, we may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet out investment criteria, although in no event will the aggregate value of our non-U.S. investments exceed 30% of the aggregate value of our total investment portfolio. We intend to acquire our investments primarily through private secondary market transactions and, to a lesser extent, through transactions executed on public securities exchanges and direct investments in our portfolio companies. Our investment activities will be managed by NeXt Asset Management. NeXt Innovation Service Company will provide the administrative services necessary for us to operate.

We will seek to deploy capital primarily in the form of equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a high equity component. We will seek primarily minority equity investments in our portfolio companies. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to twelve months, depending on the availability of investment opportunities that are consistent with our investment objectives and market conditions.

We will seek to create a low-turnover, relatively diversified portfolio that we expect will initially include investments in 15 to 30 companies. We expect that the total number of portfolio companies in which we are invested will increase as our equity capital base grows subsequent to completion of this offering, including to the extent we conduct follow-on equity offerings. Our investment adviser’s investment decisions will be based on an extensive analysis of each potential portfolio company’s business operations supported by an in-depth understanding of key fundamentals such as growth potential, the quality of recurring revenues and cash flow, variability of costs and the inherent value of a prospective portfolio company’s assets, including proprietary intangible assets and intellectual property. We expect that many of the companies that our investment adviser will evaluate will have financial backing provided by top tier private equity or venture capital funds or other financial or strategic sponsors at the time we make an investment.

About NeXt Asset Management

Our investment activities are managed by NeXt Asset Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, or the “Advisers Act.” NeXt Asset Management is led by Michael T. Moe, our president, chief executive officer and chairman of our board of directors. Mr. Moe co-founded and previously served as chairman and chief executive officer of ThinkEquity Partners, an asset management and investment banking firm focusing on venture capital, entrepreneurial and emerging growth companies. Prior to founding ThinkEquity, Mr. Moe served as Head of Global Growth Research at Merrill Lynch and before that served as Head of Growth Research and Strategy at Montgomery Securities. Mr. Moe has written extensively about investing in the emerging growth equity markets and his book, “Finding the Next Starbucks,” has gone through three printings in five languages. Mr. Moe’s book articulates his investment process and philosophy which have been refined over more than two decades in the investment community.

Mr. Moe is assisted by Stephen D. Bard, our chief financial officer, chief compliance officer, treasurer and corporate secretary and Luben Pampoulov, our vice-president, whom we refer to collectively as NeXt Asset Management’s senior investment professionals. Each of Messrs. Moe, Bard and Pampoulov is a principal of NeXt Asset Management. We expect to benefit from the proven ability of our investment adviser’s senior investment professionals and board of advisers (the “Advisory Board”) to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, and manage and monitor a diversified portfolio of those investments. See “Portfolio Management — Advisory Board to NeXt Asset Management.” Our investment adviser’s senior investment professionals and Advisory Board members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide us with our principal source of investment opportunities.

NeXt Asset Management also intends to leverage Mr. Moe’s relationship with neXtup Research, or “neXtup,” a joint venture arrangement between neXtup Network, LLC, a California-based financial research firm of which Mr. Moe is a member, and Candlestick Advisors Pvt. Ltd., an India-based financial research firm, to access neXtup’s proprietary research and analytical capabilities in the private company space. neXtup presently focuses on developing research and analysis regarding non-public rapidly growing companies similar to those we intend to target for investment. Since its formation in 2010, neXtup has used its proprietary research and valuation processes to evaluate over 30 emerging private companies across the internet media, green technology and education industries. We expect that our investment adviser’s access to the proprietary research developed by neXtup with respect to the types of companies in which we intend to invest will provide NeXt Asset Management with a more in-depth knowledge base with respect to our prospective investments. While we do not expect to enter into a long-term contractual arrangement with neXtup, through Mr. Moe’s relationship with neXtup, our investment adviser will have the ability to access neXtup’s proprietary research on an as-needed basis without limitation, subject to the payment of customary fees by our investment adviser to neXtup for the use of its resources. Any costs associated with accessing neXtup’s research capabilities will be borne by our investment adviser, without reimbursement from us.

We will pay NeXt Asset Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% of our gross assets, which includes any borrowings for investment purposes. The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2011, and will equal the lesser of (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. See “Investment Advisory Agreement.” Although we will not incur debt or use leverage during the first 12 months following completion of this offering, because our management fee is based on our gross assets, including issuances of preferred stock and borrowings for investment purposes, rather than our net assets, there may an incentive for our investment adviser to utilize leverage in the future. We will be required, however, to obtain the approval of our board of directors before we incur any future indebtedness.

Business Strategy

Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity investments. We have adopted the following business strategies to achieve our investment objective:

•	Focus on private secondary markets. In view of the structural changes within the initial public offering, or “IPO” market over the past decade, as well as the increased compliance burden faced by public companies in recent years, private secondary markets, such as SecondMarket and SharesPost, have emerged as a viable alternative to the traditional public equity markets. While such private secondary markets do not provide the same levels of liquidity as traditional public markets, they do provide institutional investors such as NeXt Innovation with greater access to equity investments in attractive venture capital-backed, rapidly growing emerging non-public companies without the corresponding costs associated with structuring privately negotiated investments. Such markets may also provide a ready avenue to dispose of equity investments in privately-held companies when appropriate, as well as a more reliable means of determining the value of such equity investments.

We intend to utilize such private secondary markets as a principal means to acquire equity investments in privately-held companies that meet our investment criteria and that are attractive candidates for investment. We expect that our primary focus on private secondary market investments will allow us to more quickly invest in attractive portfolio companies that meet our investment criteria as opposed to negotiating direct investments in such portfolio companies. In addition, we expect that investing in portfolio companies that have established trading patterns on such private secondary markets will provide us with a more ready source of liquidity for our investments compared to traditional direct equity investments in private companies.

In addition, as the secondary private markets are generally only available to accredited investors, we expect that we will face less pricing pressure for attractive equity investments than we would if we invested through public securities exchanges. We expect that our access to detailed research on emerging private companies, including through our investment adviser’s relationship with neXtup, will allow us to better evaluate potential investments in such secondary private markets than many of the other participants in those markets. In general, investors that acquire securities through private secondary market transactions have little or no direct access to financial or other information from the private companies in which they invest. While we will also lack direct access to such financial and other information regarding prospective portfolio companies that trade on private secondary markets, we intend to utilize the relationships and contacts of our investment adviser’s senior investment professionals, its Advisory Board members and our board of directors, along with the proprietary research and analytical capabilities of neXtup, to obtain the information necessary for our investment adviser to perform its research and due diligence process on each prospective portfolio company we intend to invest in through a private secondary market transaction. Many accredited investors that lack institutional backing will likely not have access to the same level or depth of information regarding the private companies in which we intend to invest, which we expect will provide us with an advantage in locating potential investments at attractive prices.

•	Focus on direct equity investments. Although we intend to primarily utilize private secondary market transactions to acquire our investments, we also intend to invest directly in certain of our portfolio companies from time to time. There is a large, underserved market among venture capital-backed, rapidly growing emerging non-public companies for equity capital investments. Many of these companies, particularly within the technology-related sector, lack the necessary cash flows to sustain substantial amounts of debt, and therefore have viewed equity capital as a more attractive long-term financing tool. As a result, growing privately held companies have historically relied upon the IPO market to raise additional equity capital.

However, over the past decade, the IPO markets have experienced substantial structural changes which have made it significantly more challenging for private companies to go public. In addition, the added compliance obligations associated with operating a public company, including those imposed under the Sarbanes-Oxley Act of 2002, have made IPOs a less attractive alternative for smaller privately held companies. As a result, there are dramatically fewer IPOs today than there were a decade ago, with prospective public companies taking longer to come to market and potential IPO candidates being required to have much larger market capitalizations. For example, from 1991 – 2000, there were 5,330 IPOS in the United States, of which 2,728 were venture-capital backed. From 2001 – 2010, there were 1,280 IPOS, of which 422 were venture-capital backed.

These factors are conspiring to make it difficult for private companies to gain access to public markets and the corresponding liquidity and equity capital such companies need to continue to grow. As a result, we expect that there is significant untapped demand for equity capital investments among attractive venture capital-backed, rapidly growing emerging non-public companies, particularly within the technology-related sector. We intend to serve this market by providing equity capital to venture capital-backed, rapidly growing emerging non-public companies that meet our investment criteria, but that lack the size required to sustain a successful IPO. In connection with such direct investments, we will also seek to partner with other private equity and venture capital investors with whom our investment adviser’s senior investment professionals, Advisory Board members and our board of directors have established relationships. We expect that these relationships within the private equity and venture capital community will provide us with access to attractive direct investment opportunities.

•	Emphasis on minority equity positions. Unlike many providers of private equity capital, we intend to seek primarily minority equity positions in our portfolio companies, including when we make direct investments in such companies. We expect this approach will make us more attractive to prospective portfolio companies in which we may make direct investments that may be unwilling or unable, due to their current capital structure, to cede actual or effective control to a new equity investor.
•	Emphasis on building a more diverse investment portfolio. Unlike traditional private equity funds that often acquire substantial equity positions in a relatively small number of privately-held companies, we intend to acquire primarily minority positions in our portfolio companies. As a result, we will seek to hold a more diverse portfolio of equity investments than a traditional private equity fund, although we do not intend to operate as a diversified fund within the meaning of the 1940 Act. We expect this approach will allow us to minimize the impact on our overall portfolio of a negative downturn at any one specific portfolio company.
•	Focus on providing individual investors with access to portfolio of previously inaccessible investments. We expect that our focus on providing a more diverse portfolio of equity investments than a traditional private equity fund, while investing in attractive venture capital-backed, rapidly growing emerging non-public companies will provide individual investors with access to an asset class that has previously been limited to venture capital, private equity and similar large institutional investors. In addition, while accredited individual investors have had limited access to select investments in private companies, including through private secondary markets, our portfolio approach provides a more balanced and diversified alternative to such direct private investments.

Potential Competitive Advantages

Although none of our investment adviser’s senior investment professionals have prior experience managing a business development company, our investment adviser’s senior investment professionals, the members of its Advisory Board and the members of our board of directors have experience managing private funds and researching and investing in the types of portfolio companies we intend to target for investment. In particular, we expect we will have the following potential competitive advantages over similar entities that focus on equity-based investing in privately-held companies:

•	Deep investment research on the leading private companies and emerging growth industries. Our investment adviser’s senior investment professionals, its Advisory Board and our board of directors have significant experience researching and investing in the types of venture capital-backed, rapidly growing emerging non-public companies we intend to target for investment. In particular, Michael T. Moe, our president, chief executive officer, chairman of our board of directors and the chief investment officer of NeXt Asset Management, co-founded and previously served as chairman and chief executive officer of ThinkEquity Partners, an asset management and investment banking firm focusing on venture capital, entrepreneurial and emerging growth companies. Prior to founding ThinkEquity, Mr. Moe served as Head of Global Growth Research at Merrill Lynch and before that served as Head of Growth Research and Strategy at Montgomery Securities. Since 2006, our investment adviser’s senior investment professionals have managed private funds that have invested in, and have published research on, the types of privately-held companies we intend to target for investment.

Our investment adviser will also have access to the extensive proprietary research developed by neXtup with respect to the types of companies in which we intend to invest. In particular, neXtup has used its proprietary research process to evaluate over 30 emerging private companies across the internet media, green technology and education industries. We expect this available knowledge and depth of experience will provide us with a potential competitive advantage over similar equity investors in both locating and acquiring attractive equity investments in portfolio companies that meet our investment criteria.

•	Detailed, transparent and repeatable investment process. Over the course of more than two decades of researching and investing in rapidly-growing emerging non-public companies, Mr. Moe and our investment adviser’s other senior investment professionals have developed a detailed investment process for seeking attractive equity investments in such companies, although the investment process has not previously been implemented in the context of a business development company. Our proprietary investment process can be distilled to “the four Ps,” which are people (a critical component to successful investing is evaluating the people running the company), product (great growth companies are leaders in what they do), potential (it is essential to invest in companies that seize a huge market potential) and predictability (a challenge for young, fast-growing companies is delivering operating results that are predictable). These are the core elements we consider when identifying and investing in rapidly growing emerging companies. NeXt Asset Management intends to utilize this investment process to identify and evaluate prospective portfolio companies in which we may make equity investments. We expect that utilizing an investment process that has been developed and refined over the course of two decades, including through both positive and negative economic environments, will provide us with a potential competitive advantage in locating attractive equity investments for our portfolio, although we have not previously implemented the investment process in the context of a business development company.
•	Established proprietary deal sourcing network. NeXt Asset Management and its senior investment professionals, Messrs. Moe, Bard and Pampoulov are strategically located in the heart of Silicon Valley in Woodside, California. During the course of over two decades of researching and investing in rapidly growing emerging non-public companies in the Silicon Valley area, our investment adviser’s senior investment professionals have developed strong reputations within the investing community, particularly within technology-related sectors. Our investment adviser’s Advisory Board members and our board of directors have also developed strong relationships in the financial, investing and technology-related sectors. As a result, we expect that we will have access to extensive contacts and sources from which to generate potential investment opportunities. These contacts and sources include private equity and venture capital funds, public and private companies, investment bankers, attorneys, accountants and commercial bankers. We expect the strong reputation of our senior investment professionals, its Advisory Board members and the members of our board of directors, as well as their extensive contacts within the investing community, will provide us with a potential competitive advantage in generating deal flow and attractive prospective investments.

Operating and Regulatory Structure

NeXt Innovation was formed in September 2010 as a Maryland corporation that is an externally managed, non-diversified closed-end management investment company. We intend to elect to be treated as a business development company under the 1940 Act prior to the pricing of this offering. As a business development company, we will be required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of “eligible portfolio companies.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. See “Regulation as a Business Development Company.” In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations.”

Our investment activities will be managed by NeXt Asset Management and supervised by our board of directors. NeXt Asset Management is an investment adviser registered under the Advisers Act. Under our investment advisory agreement, which we refer to as the Investment Advisory Agreement, we have agreed to pay NeXt Asset Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” We have also entered into an administration agreement, which we refer to as the Administration Agreement, under which we have agreed to reimburse NeXt Innovation Service Company for our allocable portion of overhead and other expenses incurred by NeXt Innovation Service Company in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Administration Agreement.”

Our Corporate Information

Our offices are located at 2965 Woodside Road, Woodside, CA 94062, and our telephone number is (650) 206-2965.

Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in NeXt Innovation involves other risks, including the following:

•	We have no operating history;
•	We are dependent upon NeXt Asset Management’s senior investment personnel for our future success;
•	We have been notified of a potential claim by a purported potential investor in NeXt Innovation alleging that we have failed to honor an oral agreement with such investor;
•	We, along with NeXt Asset Management and NeXt Innovation Service Company, have been named in a lawsuit alleging trademark infringement, as a result of which we have determined to change our respective names prior to May 31, 2011 in an attempt to resolve the matter;
•	There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies;
•	We will operate in a highly competitive market for direct equity investment opportunities;
•	The lack of liquidity in, and potentially extended duration of, many of our investments, may adversely affect our business, and will delay any distributions of gains, if any;
•	There will be uncertainty as to the value of our portfolio investments;
•	We may experience fluctuations in our quarterly results;
•	We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code, which would have a material adverse effect on our financial performance;
•	Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering;
•	Our common stock price may be volatile and may decrease substantially;
•	There is a risk that you may not receive dividends or that our dividends may not grow over time; and
•	Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital, which may expose us to risks.

See “Risk Factors” beginning on page 13 and the other information included in this prospectus for additional discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

THE OFFERING

Common Stock Offered by Us
3,335,000 shares.
Common Stock to be Outstanding After this Offering
3,335,100 shares.
Use of Proceeds
Our net proceeds from this offering will be approximately $45,973,250. We plan to invest the net proceeds of this offering in the equity securities of portfolio companies in accordance with our investment objective and strategies described in this prospectus. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to twelve months, depending on the availability of investment opportunities that are consistent with our investment objectives and other market conditions, except for such amounts as may be retained for purposes of funding our ongoing operations subsequent to the completion of this offering. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Use of Proceeds.”
Expected Name Change
As a result of a lawsuit filed by another entity claiming that our use of the name “NeXt” infringes upon certain existing trademarks, we, along with NeXt Asset Management and NeXt Innovation Service Company, have determined to change our respective names prior to May 31, 2011. We currently expect to operate under the name “Growth Silicon Valley Corp.” upon completion of the necessary documentation to effect the name change. In addition, we currently expect NeXt Asset Management and NeXt Innovation Service Company to operate under the names “Growth Silicon Valley Asset Management” and “Growth Silicon Valley Service Company,” respectively.
NASDAQ Capital Market symbol
Our common stock has been approved for listing on the NASDAQ Capital Market under the symbol “GSVC.”
Distributions
The timing and amount of our dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. As we intend to focus on making primarily capital gains-based investments in equity securities, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable issuer of dividends, and we expect that our dividends, if any, will be less consistent than other business development companies that primarily make debt investments.
Lock-up Agreements
NeXt Innovation and each of our directors and officers has agreed that, for a period of 180 days from the date of this prospectus, such party will not, without the prior written consent of Ladenburg Thalmann & Co. Inc., offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly or hedge any shares or any securities convertible into or exchangeable for shares, provided, however, that NeXt Innovation may issue and sell shares pursuant to our dividend reinvestment plan. Ladenburg Thalmann & Co. Inc. in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice.
Taxation
We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”
Investment Advisory Fees
We will pay NeXt Asset Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% of our gross assets, which includes any borrowings for investment purposes. The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2011, and will equal the lesser of (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. See “Investment Advisory Agreement.” Although we will not incur debt or use leverage during the first 12 months following completion of this offering, because our management fee is based on our gross assets, including borrowings for investment purposes, rather than our net assets, there may an incentive for our investment adviser to utilize leverage in the future. We will be required, however, to obtain the approval of our board of directors before we incur any future indebtedness.
Administration Agreement
We will reimburse NeXt Innovation Service Company for our allocable portion of overhead and other expenses it incurs in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we will reimburse NeXt Innovation Service Company for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer, chief compliance officer and any administrative support staff. While there is no limit on the total amount of expenses we may be required to reimburse to NeXt Innovation Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to NeXt Innovation Service Company. See “Administration Agreement.”
Leverage
We will not incur indebtedness on our portfolio or pay any interest during the twelve months following completion of this offering. We also will not issue any preferred stock during the twelve months following completion of this offering.
Trading
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.
License Agreement
We have entered into a license agreement with NeXt Asset Management, pursuant to which NeXt Asset Management has agreed to grant us a non-exclusive, royalty-free license to use the name “NeXt.” We anticipate entering into a new license agreement on identical terms upon completion of our name change. See “License Agreement.”
Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”
Certain Anti-Takeover Measures
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Securities.”
Risk Factors
Investing in our common stock involves a high degree of risk. You should consider carefully the information found in “Risk Factors.” We have no operating history as a business development company and as a regulated investment company. If we fail to qualify as a regulated investment company, we could become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance. We intend to invest in venture capital-backed, rapidly growing emerging non-public companies. These activities may involve a high degree of business and financial risk. We will also be subject to risks associated with access to additional capital, fluctuating quarterly results and variation in our portfolio value.
Available Information
After the completion of this offering, we will be required to file periodic reports, current reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting us at NeXt Innovation Corp., 2965 Woodside Road, Woodside, CA 94062, by telephone at (650) 206-2965, or on our website at http://www.nextinnovationcorp.com.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “NeXt Innovation,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in NeXt Innovation Corp.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	7.00	%(1)
Offering expenses borne by common stockholders (as a percentage of offering price)	1.10	%(2)
Dividend reinvestment plan expenses	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)	8.10%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.00	%(4)
Incentive fees payable under our investment advisory agreement (20%)	0.00	%(5)
Interest payments on borrowed funds	0.00	%(6)
Other expenses (estimated)	3.26	%(7)
Total annual expenses	5.26%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. See Note 6 below for additional information regarding certain assumptions regarding our level of leverage subsequent to this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$144	$256	$366	$629

(1)	The underwriting discounts and commissions with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.
(2)	Amount reflects estimated offering expenses of approximately $550,000. Certain of our officers and directors will initially pay any expenses we may incur in connection with our organization and this offering, subject to reimbursement from us of the actual organizational and offering expenses they have incurred on our behalf upon completion of this offering. We anticipate using a portion of the net proceeds of this offering to reimburse such officers and directors for approximately $125,000 of estimated offering expenses and approximately $12,000 of organizational expenses they have incurred on our behalf.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	Reflects our base management fee as a percentage of our net assets. Our base management fee under the Investment Advisory Agreement is based on our gross assets, which is defined as all the assets of NeXt Innovation, including those acquired using borrowings for investment purposes. See “Investment Advisory Agreement.” As a result, although we will not use leverage during the first 12 months following completion of this offering, to the extent we elect to utilize leverage in the future, our base management fee as a percentage of our net assets would increase.
(5)	Based on our current business plan, we do not expect to invest fully the net proceeds from this offering for up to six to twelve months and we expect that we will not have any capital gains during our first year of operations after completion of this offering. As a result, we do not anticipate paying any incentive fees in the first year after completion of this offering. Once fully invested, we expect the incentive fees we pay to increase to the extent we realize capital gains upon the sale of equity investments in our portfolio companies. We expect that it will take more than three months to invest all of the proceeds of this offering, in part because investments in private companies often require substantial prior research and due diligence. The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2011, and will equal the lesser of (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. For a more detailed discussion of the calculation of this fee, see “Investment Advisory Agreement.”
(6)	We do not currently anticipate incurring indebtedness on our portfolio or paying any interest during the twelve months following completion of this offering. We also do not currently anticipate issuing any preferred stock.
(7)	“Other expenses” ($1.5 million, including costs and expenses associated with our formation and organization) are based upon estimates of the first full year of operations.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. As the incentive fee under the Investment Advisory Agreement is payable only on realized capital gains, this illustration assumes that the entire 5.0% annual return is in the form of realized capital gains (computed net of all realized capital losses and unrealized capital depreciation) in each of the indicated time periods. If we achieve a greater realization of realized capital gains than the assumed 5.0% annual return, our expenses and returns to our investors would be higher. In addition, the example assumes inclusion of the sales load of 7.0%. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. Although the risks described below represent our material risks, they are not the only risks we face. Additional risks and uncertainties not presently known to us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We are a new company with no operating history, and our investment adviser has only a limited history of investing experience.

We were initially formed in September 2010 and will commence operations upon completion of this offering. As a result, we have limited financial information on which you can evaluate an investment in our company or our prior performance. In addition, our investment adviser, NeXt Asset Management, was formed in November 2009, and has only a limited history of investing experience managing a pool of assets substantially smaller in size than the net proceeds we expect to receive from this offering. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or fall to zero. In addition, we will have minimal capital resources until completion of this offering. We anticipate that it will take us up to six to twelve months to invest substantially all of the net proceeds of this offering in our targeted investments. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. In addition, we will retain a portion of the net proceeds from this offering for purposes of funding our ongoing operations subsequent to the completion of this offering.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

We intend to qualify as a business development company under the 1940 Act prior to consummation of this offering. The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a business development company, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business. If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We will be dependent upon NeXt Asset Management’s senior investment professionals for our future success, particularly Michael T. Moe, Stephen D. Bard and Luben Pampoulov. If we lose any our investment adviser’s senior investment professionals, our ability to implement our business strategy could be significantly harmed.

We will depend on the diligence, skill and network of business contacts of the NeXt Asset Management’s senior investment professionals. These senior investment professionals, together with other investment professionals employed by NeXt Asset Management, will evaluate, negotiate, structure, close, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of our investment adviser’s senior investment professionals, particularly Michael T. Moe, Stephen

D. Bard and Luben Pampoulov. None of Messrs. Moe, Bard or Pampoulov is subject to an employment contract, and neither will receive any compensation from us, other than payments attributable to the investment advisory fee. None of Messrs. Moe, Bard or Pampoulov will devote all of their business time to our operations, and each will have other demands on their time as a result of their other activities. The departure of either of these individuals could have a material adverse effect on our ability to achieve our investment objective.

None of the NeXt Asset Management’s senior investment professionals or Advisory Board members, including Michael T. Moe, Stephen D. Bard and Luben Pampoulov, are subject to employment agreements, and we cannot assure you that our investment adviser will be successful in retaining its senior investment professionals.

None of the members of NeXt Asset Management’s senior investment professionals or its Advisory Board members, including Michael T. Moe, Stephen D. Bard and Luben Pampoulov, are subject to employment agreements. As a result, although Messrs. Moe, Bard and Pampoulov comprise the principals of NeXt Asset Management, they are free to terminate their employment with NeXt Asset Management at any time. In addition, none of our investment adviser’s senior investment professionals or the Advisory Board members, including Messrs. Moe, Bard and Pampoulov, are subject to any non-compete agreements that would restrict their ability to provide investment advisory services to an entity with an investment objective similar to our own in the event they were to terminate their employment with NeXt Asset Management, or if NeXt Asset Management were to no longer serve as our investment adviser. We cannot assure you that our investment adviser will be successful in retaining its senior investment professionals or the Advisory Board members, including Messrs. Moe, Bard and Pampoulov. The departure of either of Messrs. Moe, Bard or Pampoulov could have a material adverse effect on our ability to achieve our investment objective.

Our growth will require that NeXt Asset Management retain and attract new investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills will depend on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which it will compete for experienced personnel will have greater resources than it will have.

We have been notified of a potential claim by a purported potential investor in NeXt Innovation alleging that we have failed to honor an oral agreement with such investor.

On April 18, 2011, we received an email from counsel for Christian Glynn, the purported Chief Executive Officer and Managing Director of Perrarus Management Company LLC (“Perrarus”), in which it was alleged that we had orally agreed to both allow Perrarus to make an unspecified investment in NeXt Innovation, and to collaborate with Perrarus in certain co-investment opportunities. The email then demanded that we place $3 million into escrow pending the negotiation of a written agreement acceptable to both parties, with such escrowed sum being released to Mr. Glynn in the event that we were unable to reach an agreement within 15 days following consummation of this offering. The email went on to claim that Mr. Glynn would “look to other methods for recovering the damages caused” if the escrow proposal set forth therein was rejected. On April 19, 2011, our counsel advised Mr. Glynn that we were unaware of any agreements with him, either express or implied, rejected his proposal and suggested that we would pursue all possible remedies available to us in the event we suffered damages as a result of the implicit threats contained in the correspondence from his counsel.

We believe Mr. Glynn’s allegations are baseless and without merit, and we intend to pursue a vigorous defense against any legal actions he may in the future choose to bring arising out of or relating to such allegations. However, to the extent Mr. Glynn pursues legal action based on his allegations, regardless of whether or not he is successful on the merits, we may incur significant legal and other expenses related to our defense of any such legal action. In the event we are unsuccessful in recovering such expenses from Mr. Glynn, those expenses could have a material and adverse effect on our results of operations and financial position. In addition, any judgment in favor of Mr. Glynn could have a similar material and adverse effect on our results of operations and financial position.

We, along with NeXt Asset Management and NeXt Innovation Service Company, have been named in a suit alleging trademark infringement, as a result of which we have determined to change our respective names prior to May 31, 2011 in an attempt to resolve the matter.

On April 21, 2011, Next Financial Group, Inc. (“Next Financial”), filed a civil action in federal district court in the Northern District of California against NeXt Innovation, NeXt Innovation Service Company, NeXt Asset Management and certain other defendants alleging trademark infringement and unfair competition based on Next Financial’s federal trademark registrations, as well as other asserted common law rights in the words “NEXT” and “NEXT FINANCIAL,” alleged to be used by Next Financial in connection with independent brokerage and advisory services. Next Financial has sought both a preliminary and permanent injunction, enhanced damages and profits, costs and reasonable attorneys’ fees. Although we believe that Next Financial’s claims are without merit, we, along with NeXt Asset Management and NeXt Innovation Service Company, have determined to change our respective names prior to May 31, 2011 in an attempt to resolve the matter.

We currently expect to operate under the name “Growth Silicon Valley Corp.” upon completion of the necessary documentation to effect the name change. In addition, we currently expect NeXt Asset Management and NeXt Innovation Service Company to operate under the names “Growth Silicon Valley Asset Management” and “Growth Silicon Valley Service Company,” respectively.

Although we are attempting to negotiate a settlement with Next Financial, and we believe that changing our respective names will resolve the matter, we have not yet entered into a written settlement agreement with Next Financial, nor has Next Financial formally agreed to withdraw its pending lawsuit against us. If we are unable to reach a settlement agreement with Next Financial, or, in the event we do reach a settlement, if we are unable to successfully change our name in a timely manner, or if Next Financial determines that we have otherwise failed to satisfy certain requirements pertaining to our settlement of the trademark matter, Next Financial may chose to pursue further litigation against us. In such an event, we will likely be forced to devote significant time and resources to defending against Next Financial’s allegations, which may have a material and adverse effect on our financial condition and results of operations.

A disruption in the capital markets and the credit markets could negatively affect our business.

As a business development company, we will have to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. Disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

Although we do not anticipate borrowing funds for investment purposes, to the extent we do utilize leverage and the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue senior securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets. For example, we cannot be certain that we will be able to raise additional equity capital to provide funding for normal operations, including new originations. Reflecting concern about the stability of the financial markets, many institutional investors have reduced or ceased providing funding to borrowers. This market turmoil has led to increased market volatility and widespread reduction of business activity generally.

Our financial condition and results of operations will depend on our ability to achieve our investment objective.

NeXt Innovation is a newly organized company. As such, it is subject to the business risks and uncertainties associated with any new business enterprise. Our ability to achieve our investment objective will depend on our investment adviser’s ability to identify, analyze, invest in and finance companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our investment adviser’s structuring of the investment process and its ability to provide competent, attentive and efficient services to us. We cannot assure you that NeXt Asset Management will be successful in identifying and investing in companies that meet our investment criteria, or that we will achieve our investment objective.

In addition to monitoring the performance of our existing investments, NeXt Asset Management will be called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We will incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the Securities and Exchange Commission.

Even in the event the value of your investment declines, the management fee will still be payable.

The management fee will be calculated as 2.0% of the value of our gross assets at a specific time. The management fee is payable regardless of whether the value of our gross assets or your investment declines. As a result, we may owe NeXt Asset Management a management fee regardless of whether we incurred significant realized capital losses and unrealized capital depreciation (losses) during the period for which the management fee is paid.

Our business model depends upon the development and maintenance of strong referral relationships with private equity and venture capital funds and investment banking firms.

If we fail to maintain our relationships with key firms, or if we fail to establish strong referral relationships with other firms or other sources of investment opportunities, we will not be able to grow our portfolio of equity investments and achieve our investment objective. In addition, persons with whom we have informal relationships are not obligated to inform us of investment opportunities, and therefore such relationships may not lead to the origination of equity or other investments. Any loss or diminishment of such relationships could effectively reduce our ability to identify attractive portfolio companies that meet our investment criteria, either for direct equity investments or for investments through private secondary market transactions.

We will operate in a highly competitive market for direct equity investment opportunities.

A large number of entities compete with us to make the types of direct equity investments that we intend to target as a secondary focus of our business strategy. We will compete for such investments with a large number of private equity and venture capital funds, other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make direct equity investments that are consistent with our investment objective.

There are significant potential risks relating to investing in securities traded on private secondary markets.

We intend to invest in our portfolio companies primarily through secondary market transactions. Unlike portfolio companies in which we may make direct investments, we will likely have little or no direct access to financial or other information from the portfolio companies in which we invest through such private secondary market transactions. As a result, we will be dependent upon the relationships and contacts of our investment adviser’s senior investment professionals, its Advisory Board members and our board of directors to obtain the information necessary for our investment adviser to perform its research and due diligence process, and to monitor our investments after they are made. In addition, while our investment adviser will have access to the proprietary research and analytical capabilities of neXtup, we cannot assure you that our investment adviser will be able to acquire adequate information on which to make its investment decision with respect to any private secondary market purchases, or that the information it is able to obtain will be accurate or complete. Any failure to obtain full and complete information regarding the portfolio companies in which we invest through private secondary market transactions could cause us to lose part or all of our investment in such companies, which would have a material and adverse effect on our net asset value and results of operations.

In addition, while we believe private secondary markets provide greater opportunities for liquidity than direct investments in portfolio companies, we cannot assure you that the portfolio companies in which we invest through private secondary market transactions will have or maintain active trading markets, and the prices of those securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause an inability for us to realize full value on our investment. In addition, wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of our portfolio investments. In addition, prices in private secondary markets that remain illiquid may not accurately reflect the true value of a portfolio company, and may in certain cases overstate a portfolio company’s actual value, which may cause us to realize future capital losses on our investment in that portfolio company. If any of the foregoing were to occur, it would likely have a material and adverse effect on our net asset value and results of operations.

There are significant potential risks associated with investing in venture capital and private equity-backed non-public companies with complex capital structures.

We intend to invest primarily in venture capital-backed, rapidly growing emerging non-public companies, either through private secondary market transactions or through direct investments in such companies. Such private companies frequently have much more complex capital structures than traditional publicly-traded companies, and may have multiple classes of equity securities with differing rights, including with respect to voting and distributions. In certain cases, such private companies may also have preferred stock or senior debt outstanding, which may heighten the risk of investing in the underlying equity of such private companies. Although we believe that our investment adviser’s senior investment professionals, its Advisory Board members and our board of directors have extensive experience evaluating and investing in private companies with such complex capital structures, we cannot assure you that we will be able to adequately evaluate the relative risks and benefits of investing in a particular class of a portfolio company’s equity securities. Any failure on our part to properly evaluate the relative rights and value of a class of securities in which we invest could cause us to lose part or all of our investment, which in turn could have a material and adverse effect on our net asset value and results of operations.

There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies.

Certain of our officers and directors will initially pay any expenses we may incur in connection with our organization and this offering, subject to reimbursement from us of the actual organizational and offering expenses they have incurred on our behalf upon completion of this offering. We anticipate using a portion of the net proceeds of this offering to reimburse such officers and directors for approximately $125,000 of estimated offering expenses and approximately $12,000 of organizational expenses they have incurred on our behalf. In addition, we have entered into an Investment Advisory Agreement with NeXt Asset Management. NeXt Asset Management is controlled by Michael T. Moe, our president, chief executive officer and chairman of our board of directors, Stephen D. Bard, our chief financial officer, chief compliance officer, treasurer and corporate secretary, and Luben Pampoulov, our vice-president. Messrs. Moe, Bard and Pampoulov, as principals of NeXt Asset Management, collectively manage the business and internal affairs of NeXt Asset Management. In addition, NeXt Innovation Service Company provides us with office facilities and administrative services pursuant to an Administration Agreement. Mr. Moe is the managing member of and controls NeXt Innovation Service Company. While there is no limit on the total amount of expenses we may be required to reimburse to NeXt Innovation Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to NeXt Innovation Service Company.

In addition, our executive officers and directors, and the principals of our investment adviser, NeXt Asset Management, serve or may serve as officers and directors of entities that operate in a line of business similar to our own. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, NeXt Asset Management currently manages NeXt X Fund, LP (“NeXt X Fund”), a global long/short absolute return fund.

While the investment focus of each of these entities tends to be different from our investment objective, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers, directors and investment adviser intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, NeXt Asset Management does not anticipate that it will ordinarily identify investment opportunities that are appropriate for both NeXt Innovation and the other funds that are currently or in the future may be managed by NeXt Asset Management. However, to the extent it does identify such opportunities, NeXt Asset Management will allocate such opportunities between NeXt Innovation and such other funds pursuant to an established procedure to ensure that such allocation is fair and equitable. Our board of directors will monitor on a quarterly basis any such allocation of investment opportunities between NeXt Innovation and any such other funds.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our board of directors will review these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our chief executive officer and chief financial officer, as well as all of our officers, directors and employees. Our officers and directors also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our chief compliance officer. Our Audit Committee is charged with approving any waivers under our Code of Ethics. As required by the NASDAQ corporate governance listing standards, the Audit Committee of our board of directors is also required to review and approve any transactions with related parties, as such term is defined in Item 404 of Regulation S-K. In accordance with Item 404, related parties generally include our directors and executive officers, any nominees for director, any immediate family member of a director or executive officer or nominee for director, and any other person sharing the household of such director, executive officer or nominee for director.

Finally, we will pay NeXt Innovation Service Company our allocable portion of overhead and other expenses incurred by NeXt Innovation Service Company in performing its obligations under the Administration

Agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and any administrative support personnel, which creates conflicts of interest that our board of directors must monitor.

Our incentive fee may induce NeXt Asset Management to make speculative investments.

The incentive fee payable by us to NeXt Asset Management may create an incentive for NeXt Asset Management to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. Although no leverage is currently contemplated, the way in which the incentive fee payable to NeXt Asset Management is determined, which is calculated as a percentage of the return on invested capital, may encourage NeXt Asset Management to use leverage to increase the return on our investments. In addition, while we will not use borrowings or other leverage for investment purposes during the 12 months following completion of this offering, the fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage NeXt Asset Management to use leverage to make additional investments. We will be required, however, to obtain the approval of our board of directors before we incur any future indebtedness. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

In addition, our investment adviser will have control over the timing of the acquisition and dispositions of our investments, and therefore over when we realize gains and losses on our investments. As a result, our investment adviser may face a conflict of interest in determining when it is appropriate to dispose of a specific investment to the extent doing so may serve to maximize its incentive fee at a point where disposing of such investment may not necessarily be in the best interests of our stockholders. Our board of directors will monitor such conflicts of interest in connection with its review of the performance of our investment adviser under our Investment Advisory Agreement, as well as during its quarterly review of our financial performance and results of operations.

Our investment adviser will have the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser will have the right, under the Investment Advisory Agreement, to resign at any time upon not more than 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

The lack of experience of our investment adviser and its management in operating under the constraints imposed on us as a business development company may hinder the achievement of our investment objectives.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of U.S.-based private companies or public companies with market capitalizations of less than $250 million, cash, cash equivalents, U.S. Government securities and other high quality debt instruments that mature in one year or less. In addition, qualification for taxation as a RIC requires satisfaction of source-of-income, diversification and distribution requirements. NeXt Asset Management does not have experience investing under these constraints. These constraints, among others, may hinder NeXt Asset Management’s ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We will likely experience fluctuations in our quarterly results.

We will likely experience fluctuations in our quarterly operating results due to a number of factors, including the rate at which we make new investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. These fluctuations may in certain cases be exaggerated as a result of our focus on realizing capital gains rather than current income from our investments. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

Although we intend to focus on achieving capital gains from our investments, in certain cases we may receive current income, either through interest or dividend payments, on our investments. Because in certain cases we may recognize such current income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus be subject to corporate-level income tax.

Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.

Although we will not use leverage during the first 12 months of operations following completion of this offering, and we have no present intent to issue preferred stock, we may in the future issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

If in the future we issue debt or preferred stock, all of the costs of offering and servicing such debt or preferred stock, including interest or preferential dividend payments thereon, will be borne by our common stockholders. The interests of the holders of any debt or preferred stock we may issue will not necessarily be aligned with the interests of our common stockholders. In particular, the rights of holders of our debt or preferred stock to receive interest, dividends or principal repayment will be senior to those of our common stockholders. Also, in the event we issue preferred stock, the holders of such preferred stock will have the ability to elect two members of our board of directors, which may result in a conflict of interest for such directors between the interests of our common stockholders on the one hand and our preferred stockholders on the other hand, in the event their respective interests vary. In addition, we may grant a lender a security interest in a significant portion or all of our assets, even if the total amount we may borrow from such lender is less than the amount of such lender’s security interest in our assets. In no event, however, will any lender to us have any veto power over, or any vote with respect to, any change in our, or approval of any new, investment objective or investment policies or strategies described in this prospectus.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in the best interests of NeXt Innovation and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We are also generally prohibited under the 1940 Act from issuing securities convertible into voting securities without obtaining the approval of our existing stockholders.

Our board of directors is authorized to reclassify any unissued shares of stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Our charter permits our board of directors to reclassify any authorized but unissued shares of stock into one or more classes of preferred stock. Our board of directors will generally have broad discretion over the size and timing of any such reclassification, subject to a finding that the reclassification and issuance of such preferred stock is in the best interests of NeXt Innovation and our existing common stockholders. Any issuance of preferred stock would be subject to certain limitations imposed under the 1940 Act, including the requirement that such preferred stock have equal voting rights with our outstanding common stock. See “Description of Securities — Preferred Stock.” As of April 27, 2011, we are authorized to issue up to 100,000,000 shares of common stock, of which 3,335,100 shares will be issued and outstanding after completion of this offering. In the event our board of directors opts to reclassify a portion of our unissued shares of common stock into a class of preferred stock, those preferred shares would have a preference over our common stock with respect to dividends and liquidation. The cost of any such reclassification would be borne by our existing common stockholders. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stockholders. The class voting rights of any preferred shares we may issue could make it more difficult for us to take some actions that may, in the future, be proposed by the board of directors and/or the holders of our common stock, such as a merger, exchange of securities, liquidation, or alteration of the rights of a class of our securities, if these actions were perceived by the holders of preferred shares as not in their best interests. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on your investment in our common stock.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors will have the authority to modify or waive our investment objective, current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

We will be subject to corporate-level income tax if we are unable to qualify as a regulated investment company, or RIC.

Although we intend to elect to be treated as a RIC under Subchapter M of the Code beginning in 2011 and succeeding tax years, no assurance can be given that we will be able to qualify for and maintain RIC status. In order to qualify as a RIC, we must meet certain income source, asset diversification and annual distribution requirements. The income source requirement is satisfied if, we must derive each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, income from certain qualified publicly traded partnership or other income derived with respect to our business of investing in such stock or securities. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Although no leverage is currently contemplated, because we may use additional debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the annual distribution requirement. If we are unable to obtain cash from other sources, we may fail to qualify for special tax treatment as a RIC and, thus, may be subject to corporate-

level income tax on all our income. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate-level federal taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies will be subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on our business and the value of your investment.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. Our bylaws contain a provision exempting any and all acquisitions by any person of our shares of stock from the Control Share Act under the Maryland General Corporation Law. If our board of directors does not otherwise approve a business combination, the Control Share Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer. Additionally, under our charter, our board of directors is divided into three classes serving staggered terms; our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our board of directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

Risks Related To Our Investments

Our investments in the privately-held venture capital-backed, rapidly growing emerging non-public companies that we are targeting may be extremely risky and we could lose all or part of our investments.

Investment in the venture capital-backed, rapidly growing emerging non-public companies that we are targeting involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their existing debt, which may lead to bankruptcy or liquidation and the loss of our equity investment;
•	they typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns;
•	because they are privately owned, there is generally little publicly available information about these businesses; therefore, although our investment adviser’s agents will perform “due diligence” investigations on these portfolio companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses and, in the case of investments we acquire on private secondary markets, we may be unable to obtain financial or other information regarding the companies in which we invest;

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and
•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

A portfolio company’s failure to satisfy financial or operating covenants imposed by its lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our equity investment in such portfolio company. We may incur expenses to the extent necessary to seek recovery of our equity investment or to negotiate new terms with a financially distressed portfolio company.

We have not identified the portfolio companies in which we will invest the net proceeds of this offering.

Our investments will be selected by our investment adviser’s senior investment professionals who comprise its investment committee and our stockholders will not have input into their investment decisions. Both of these factors will increase the uncertainty, and thus the risk, of investing in our shares.

We may not realize gains from our equity investments.

We intend to invest principally in the equity and equity-related securities of privately-held venture capital-backed, rapidly growing emerging non-public companies. However, the equity interests we acquire may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We will generally have little, if any, control over the timing of any gains we may realize from our equity investments.

Our portfolio may be concentrated in a limited number of portfolio companies or market sectors, which will subject us to a risk of significant loss if the business or market position of these companies deteriorates or market sectors experiences a market downturn.

A consequence of our limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few issuers. In addition, our investments may be concentrated in a limited number of market sectors, including in technology-related sectors. As a result, a downturn in any market sector in which a significant number of our portfolio companies operate could materially adversely affect us.

Technology-related sectors are subject to many risks, including volatility, intense competition, decreasing life cycles and periodic downturns.

Given the experience of our investment adviser’s senior investment professionals and its Advisory Board members within the technology space, we expect that a number of the companies in which we invest will operate in technology-related sectors. The revenues, income (or losses) and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by our portfolio companies that operated in technology-related sectors may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any equity securities that we may hold. This could, in turn, materially adversely affect our business, financial condition and results of operations.

Because our investments will generally not be in publicly traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

Our portfolio investments will generally not be in publicly traded securities. As a result, although we expect that many of our equity investments will trade on private secondary markets, the fair value of our direct investments in portfolio companies will often not be readily determinable. Under the 1940 Act, for our investments for which there are no readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded, we will value such securities at fair value quarterly as determined in good faith by our board of directors based upon the recommendation of the Board of Director’s Valuation Committee in accordance with our written valuation policy. In connection with that determination, members of investment adviser’s portfolio management team will prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. The Valuation Committee intends to utilize the services of an independent valuation firm, which will prepare valuations for each of our portfolio investments that are not publicly traded or for which we do not have readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded. However, the board of directors will retain ultimate authority as to the appropriate valuation of each such investment. The types of factors that the Valuation Committee will take into account in providing its fair value recommendation to the board of directors with respect to such non-traded investments will include, as relevant, the portfolio company’s earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company and other relevant factors. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed. Due to this uncertainty, our fair value determinations with respect to any non-traded investments we hold may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of our investments might warrant.

The lack of liquidity in, and potentially extended duration of, our many of our investments may adversely affect our business, and will delay any distributions of gains, if any.

Our investments will generally not be in publicly traded securities. Although we expect that many of our equity investments will trade on private secondary markets, certain of the securities we hold will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. In addition, while some portfolio companies may trade on private secondary markets, we can provide no assurance that such a trading market will continue or remain active, or that we will be able to sell our position in any portfolio company at the time we desire to do so and at the price we anticipate. The illiquidity of our investments, including those that are listed on private secondary markets, may make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We will have no limitation on the portion of our portfolio that may be invested in illiquid securities, and a substantial portion or all of our portfolio may be invested in such illiquid securities from time to time.

In addition, because we will generally invest in equity and equity-related securities, we do not expect realization events, if any, to occur in the near-term. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that initial purchasers of our shares could wait for an extended period of time before any appreciation or sale of our investments, and any attendant distributions of gains, may be realized.

Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

While we intend to invest primarily in U.S. companies, we may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet out investment criteria, although in no event will the aggregate value of our non-U.S. investments exceed 30% of the aggregate value of our total investment portfolio. Investing in foreign companies, and particularly those in emerging markets, may expose us to additional risks not typically associated with investing in U.S. issues. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we may have difficulty enforcing our rights as equity holders in foreign jurisdictions. In addition, to the extent we invest in non-U.S. companies, we may face greater exposure to foreign economic developments.

Although we expect that most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments or may otherwise lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status.

In the event we do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Generally, we will not take controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the equity and equity-related investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

Risks Related to This Offering

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering.

Before this offering, there was no public trading market for our common stock, and we cannot assure you that one will develop or be sustained after this offering. We cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and will not bear any relationship to the market price at which it will trade after this offering or to any other established criteria for our value. Shares of closed-end management investment companies offered in an initial public offering often trade at a discount to the initial public offering price due to sales loads, underwriting discounts and related offering expenses. In addition, shares of closed-end management investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors prior to such issuance. Also, if subsequent to completion of this offering we fail to meet the continued listing standards of the NASDAQ Capital Market, as a result of a decline in our share price, aggregate market capitalization or otherwise, our shares may be de-listed and cease trading on the NASDAQ Capital Market. If that were to occur, our shares of common stock may become illiquid or have only limited trading, and the price of our shares could decline significantly.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of the common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for our shares;
•	significant volatility in the market price and trading volume of securities of regulated investment companies, business development companies or other financial services companies;
•	changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;
•	failure to qualify as a RIC, or the loss of RIC status;
•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;
•	general economic conditions and trends;
•	fluctuations in the valuation of our portfolio investments;
•	operating performance of companies comparable to us;
•	market sentiment against technology-related companies; or
•	departures of any of the senior investment professionals or Advisory Board members of NeXt Asset Management.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

There is a risk that you may not receive dividends or that our dividends may not grow over time.

We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. As we intend to focus on making primarily capital gains-based investments in equity securities, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable issuer of dividends, and we expect that our dividends, if any, will be less consistent than other business development companies that primarily make debt investments.

We will have broad discretion over the use of proceeds of this offering, to the extent it is successful, and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree, or for purposes other than those contemplated at the time of this offering. We can not assure you that we will be able to successfully utilize the proceeds within the timeframe contemplated. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Investors in this offering will incur immediate dilution.

Commissions and discounts payable to the underwriters, together with our organizational expense and other expenses of this offering, will reduce the net proceeds of the offering available for us to invest. This will result in immediate dilution of our net asset value per share following the offering of approximately $1.22, or approximately $1.19 per share if the underwriters’ over-allotment option is exercised in full.

FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about NeXt Innovation, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our equity investments in such portfolio companies,
•	an economic downturn could disproportionately impact the market sectors in which a significant portion of our portfolio is concentrated, causing us to suffer losses in our portfolio,
•	an inability to access the equity markets could impair our investment activities,
•	interest rate volatility could adversely affect our results, particularly if we opt to use leverage as part of our investment strategy, and
•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the “Securities Act.” In addition, the forward-looking statements and projections contained in any reports we may file subsequent to completion of this offering under the Exchange Act will be excluded from the safe harbor protection provided by Section 21E of the Exchange Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of 3,335,000 shares of our common stock in this offering will be approximately $46.0 million, or approximately $53.0 million if the underwriters fully exercise their over-allotment option, after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $550,000 payable out of the proceeds of this offering. Certain of our officers and directors will initially pay any expenses we may incur in connection with our organization and this offering, subject to reimbursement from us of the actual organizational and offering expenses they have incurred on our behalf upon completion of this offering. We anticipate using a portion of the net proceeds of this offering to reimburse such officers and directors for approximately $125,000 of estimated offering expenses and approximately $12,000 of organizational expenses they have incurred on our behalf.

After satisfying the above-referenced obligations, we plan to invest the remaining net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies described in this prospectus. We will also use a portion of the net proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to twelve months, depending on the availability of investment opportunities that are consistent with our investment objectives and market conditions, except for such amounts as may be retained for purposes of funding our ongoing operations subsequent to the completion of this offering. We cannot assure you we will achieve our targeted investment pace. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation as a Business Development Company—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

The timing and amount of our dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. We intend to focus on making capital gains-based investments. As such, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable issuer of dividends, and we expect that our dividends, if any, will be much less consistent than other business development companies that primarily make debt investments. However, to the extent there are earnings or realized capital gains to be distributed, we intend to declare and pay a dividend at least annually.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2011 taxable year. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan, out of assets legally available therefor, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. As a result, if you do not elect to opt out of the dividend reinvestment plan, you will be required to pay applicable federal, state and local taxes on any reinvested dividends even though you will not receive a corresponding cash distribution. In addition, reinvested dividends have the effect of increasing our gross assets, which may correspondingly increase the management fee payable to our investment adviser. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash.

CAPITALIZATION

The following table sets forth:

•	our actual cash and capitalization as of February 28, 2011; and
•	our cash and capitalization as adjusted to reflect the sale of our common stock in this offering, after deducting the estimated underwriting discounts and commissions and estimated organizational and offering expenses payable out of the proceeds of this offering.

	As of February 28, 2011
	Actual	As Adjusted
Assets:
Cash	$1,500	$45,974,750
Deferred offering costs	$168,546	—
Total assets	$170,046	$45,974,750
Stockholders’ equity:
Common stock, par value $0.01 per share, 100,000,000 shares authorized, 100 shares outstanding, actual, 3,335,100 shares outstanding, as adjusted	$1	$33,351
Additional paid-in capital	1,499	45,941,399
Accumulated net investment loss	(12,008)	(12,008)
Total stockholders’ equity	$(10,508)	45,962,742

DILUTION

The potential dilution to investors in this offering is represented by the amount by which the offering price per share exceeds our net asset value per share after the completion of this offering. Net asset value per share is determined by dividing our net asset value, which is our total assets less total liabilities, by the number of outstanding shares.

As of February 28, 2011 our net asset deficit was $(10,508), or $(105) per share. After giving effect to the sale of 3,335,000 shares of our common stock in this offering and after deducting the underwriting discounts and commissions of approximately $3,501,750 and estimated offering expenses of approximately $550,000 payable by us, our adjusted net asset value is expected to be approximately $45,962,742 or $13.78 per share, representing an immediate dilution of approximately $1.22 per share to investors in this offering.

The following table illustrates the dilution on a per share basis, taking into account the assumptions set forth above:

Offering price per share	$15.00
February 28, 2011 net asset deficit per share before this offering	$(105.08)
Increase per share attributable to investors in this offering	$120.08
As adjusted net asset value per share immediately after this offering	$13.78
Dilution per share attributable to investors in this offering	$1.22

DISCUSSION OF THE COMPANY’S EXPECTED OPERATING PLANS

Overview

NeXt Innovation was incorporated under the General Corporation Law of the State of Maryland in September 2010. We intend to elect to be regulated as a business development company under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. This offering will provide our initial capital resources.

Revenues

We plan to generate revenue in the form of capital gains through the appreciation in the value of our equity positions and warrants or other equity instruments that we may receive when we make investments in venture capital-backed, rapidly growing emerging non-public companies. We do not expect to generate interest income, and we do not expect to receive recurring cash flows from our portfolio investments. The level of revenue that we generate will be largely dependent on economic, regulatory, and competitive factors that influence new investment activity, the level of realization events we experience with respect to our equity investments, and our ability to secure equity capital for our investment activities. We will likely be unable to predict the timing and amount of any capital gains we may receive from our portfolio investments. Accordingly, the revenue we generate, if any, will likely be subject to significant fluctuations.

Expenses

Our primary operating expenses will include the payment of investment management fees and the allocable portion of overhead and other expenses incurred by NeXt Innovation Service Company in performing its obligations under the Administration Agreement. While there is no limit on the total amount of expenses we may be required to reimburse to NeXt Innovation Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to NeXt Innovation Service Company. Our investment management fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. See “Investment Advisory Agreement,” and “Administration Agreement.” As of the end of each fiscal quarter, we will evaluate whether the cumulative aggregate unrealized appreciation on our portfolio would be sufficient to require us to pay an incentive fee to our investment adviser if such unrealized appreciation were actually realized as of the end of such quarter, and if so, we will accrue an expense equal to the amount of such incentive fee. We will bear all other expenses of our operations and transactions, including (without limitation) the cost of calculating our net asset value, including the cost of third-party valuation services; the cost of effecting sales and repurchases of shares of our common stock and other securities; investment advisory fees; fees payable to third parties relating to, or associated with, making investments (in each case subject to approval of our board of directors); transfer agent and custodial fees; fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); federal and state registration fees; any exchange listing fees; federal, state and local taxes; independent directors’ fees and expenses; brokerage commissions; costs of proxy statements, stockholders’ reports and notices; fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone, staff, independent audits and outside legal costs and all other expenses incurred by either NeXt Innovation Service Company or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by NeXt Innovation Service Company in performing its obligations under the Administration Agreement, including rent and the compensation of our chief financial officer and chief compliance officer and any administrative support personnel. You will indirectly bear all of the foregoing fees and expenses as an investor in NeXt Innovation.

Financial Condition, Liquidity and Capital Resources

We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. Government securities and other high-quality debt investments that mature in one year or less. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock, except for such amounts as may be retained for purposes of funding our ongoing operations subsequent to the completion of this offering. Immediately after this offering, we expect to have cash resources in excess of $45,974,750 and no indebtedness. See “Use of Proceeds.”

We expect that cash flows generated from the net proceeds of this offering and from the Company’s investments will be sufficient to sustain the Company’s operations for a period of at least twenty-four months following the completion of this offering. We will not incur indebtedness on our portfolio or pay any interest during the twelve months following completion of this offering. We also will not issue any preferred stock during the twelve months following completion of this offering. In addition, to the extent that our board of directors believes it is in the best interest of the Company and our stockholders, we may conduct one or more public or private offerings of additional shares of our common stock subsequent to the completion of this offering in order to raise additional capital for investment and for general working capital purposes, although we have no present plans to do so during the twelve months immediately following completion of this offering.

Distribution Policy

The timing and amount of our dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. We intend to focus on making capital gains-based investments. As such, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable issuer of dividends, and we expect that our dividends, if any, will be much less consistent than other business development companies that primarily make debt investments. However, to the extent there are earnings or realized capital gains to be distributed, we intend to declare and pay a dividend at least annually.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2011 taxable year. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” There is no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan, out of assets legally available therefor, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash.

Contractual Obligations

We have entered into two contracts under which we have material future commitments, the Investment Advisory Agreement, pursuant to which NeXt Asset Management has agreed to serve as our investment adviser, and the Administration Agreement, pursuant to which NeXt Innovation Service Company has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations. Payments under the Investment Advisory Agreement in future periods will be equal to (1) a percentage of the value of our gross assets and (2) an incentive fee based on NeXt Innovation’s performance. Payments under the Administration Agreement will be based upon our allocable portion of overhead and other expenses incurred by NeXt Innovation Service Company in performing its obligations under the Administration Agreement, including rent and the compensation of our chief financial officer and chief compliance officer and any administrative support personnel. See “Investment Advisory Agreement” and “Administration Agreement.” For a discussion of the estimated amount of our obligations under these contracts based on a number of assumptions, see “Fees and Expenses.” Each of these contracts may be terminated by either party without penalty upon not more than 60 days’ written notice to the other.

Certain Relationships and Transactions

Certain of our officers and directors will initially pay any expenses we may incur in connection with our organization and this offering, subject to reimbursement from us of the actual organizational and offering expenses they have incurred on our behalf upon completion of this offering. We anticipate using a portion of the net proceeds of this offering to reimburse such officers and directors for approximately $125,000 of estimated offering expenses and approximately $12,000 of organizational expenses they have incurred on our behalf. In addition, we have entered into an Investment Advisory Agreement with NeXt Asset Management. NeXt Asset Management is controlled by Michael T. Moe, our president, chief executive officer and chairman of our board of directors, Stephen D. Bard, our chief financial officer, chief compliance officer, treasurer and corporate secretary, and Luben Pampoulov, our vice-president. Messrs. Moe, Bard and Pampoulov, as principals of NeXt Asset Management, collectively manage the business and internal affairs of NeXt Asset Management. Mr. Klein or entities he controls may receive fees from NeXt Asset Management in connection with this offering and, from time to time, subsequent thereto for non-investment advisory services he may provide. In addition, NeXt Innovation Service Company provides us with office facilities and administrative services pursuant to an Administration Agreement. Mr. Moe is the managing member of and controls NeXt Innovation Service Company. While there is no limit on the total amount of expenses we may be required to reimburse to NeXt Innovation Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to NeXt Innovation Service Company.

In addition, our executive officers and directors, and the principals of our investment adviser, NeXt Asset Management, serve or may serve as officers and directors of entities that operate in a line of business similar to our own. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, NeXt Asset Management currently manages NeXt X Fund, a global long/short absolute return fund.

While the investment focus of each of these entities tends to be different from our investment objective, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers, directors and investment adviser intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, NeXt Asset Management does not anticipate that it will ordinarily identify investment opportunities that are appropriate for both NeXt Innovation and the other funds that are currently or in the future may be managed by NeXt Asset Management. However, to the extent it does identify such opportunities, NeXt Asset Management will allocate such opportunities between NeXt Innovation and such other funds pursuant to an established procedure that is designed to ensure that such allocation is fair and equitable. Our board of directors will monitor on a quarterly basis any such allocation of investment opportunities between NeXt Innovation and any such other funds.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our board of directors will review these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our chief executive officer and chief financial officer, as well as all of our officers, directors and employees. Our officers and directors also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our chief compliance officer. Our Audit Committee is charged with approving any waivers under our Code of Ethics. As required by the NASDAQ corporate governance listing standards, the Audit Committee of our board of directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Finally, we will pay NeXt Innovation Service Company our allocable portion of overhead and other expenses incurred by NeXt Innovation Service Company in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and any administrative support personnel, which creates conflicts of interest that our board of directors must monitor. We estimate that we will incur approximately $1.5 million in aggregate expenses under our Administration Agreement during our first twelve months of operations following completion of this offering.

BUSINESS

NeXt Innovation

We are a newly formed, externally managed non-diversified closed-end management investment company that intends to elect to be treated as a business development company under the 1940 Act prior to the pricing of this offering. Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity investments. We intend to invest principally in the equity securities of venture capital-backed, rapidly growing emerging non-public companies. We may also invest on an opportunistic basis in select publicly-traded equity securities of rapidly growing companies that otherwise meet our investment criteria. In addition, while we intend to invest primarily in U.S. companies, we may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet out investment criteria, although in no event will the aggregate value of our non-U.S. investments exceed 30% of the aggregate value of our total investment portfolio. We intend to acquire our investments primarily through private secondary market transactions and, to a lesser extent, through transactions executed on public securities exchanges and direct investments in our portfolio companies. Our investment activities will be managed by NeXt Asset Management. NeXt Innovation Service Company will provide the administrative services necessary for us to operate.

We will seek to deploy capital primarily in the form of equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a high equity component. We will seek primarily minority equity investments in our portfolio companies. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to twelve months, depending on the availability of investment opportunities that are consistent with our investment objectives and market conditions.

We will seek to create a low-turnover, relatively diversified portfolio that we expect will initially include investments in 15 to 30 companies. We expect that total number of portfolio companies in which we are invested will increase as our equity capital base grows subsequent to completion of this offering, including to the extent we conduct follow-on equity offerings. Our investment adviser’s investment decisions will be based on an extensive analysis of each potential portfolio company’s business operations supported by an in-depth understanding of key fundamentals such as growth potential, the quality of recurring revenues and cash flow, variability of costs and the inherent value of a prospective portfolio company’s assets, including proprietary intangible assets and intellectual property. We expect that many of the companies that our investment advisor will evaluate will have financial backing provided by top tier private equity or venture capital funds or other financial or strategic sponsors at the time we make an investment.

About NeXt Asset Management

Our investment activities are managed by NeXt Asset Management, an investment adviser registered under the Advisers Act. NeXt Asset Management is led by Michael T. Moe, our president, chief executive officer and chairman of our board of directors. Mr. Moe co-founded and previously served as chairman and chief executive officer of ThinkEquity Partners, an asset management and investment banking firm focusing on venture capital, entrepreneurial and emerging growth companies. Prior to founding ThinkEquity, Mr. Moe served as Head of Global Growth Research at Merrill Lynch and before that served as Head of Growth Research and Strategy at Montgomery Securities. Mr. Moe has written extensively about investing in the emerging growth equity markets and his book, “Finding the Next Starbucks,” has gone through three printings in five languages. Mr. Moe’s book articulates his investment process and philosophy which have been refined over more than two decades in the investment community.

Mr. Moe is assisted by Stephen D. Bard, our chief financial officer, chief compliance officer, treasurer and corporate secretary and Luben Pampoulov, our vice-president, whom we refer to collectively as NeXt Asset Management’s senior investment professionals. Each of Messrs. Moe, Bard and Pampoulov is a principal of NeXt Asset Management. We expect to benefit from the proven ability of our investment adviser’s senior investment professionals and its Advisory Board to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, and manage and monitor a diversified portfolio of those investments. See “Portfolio Management – Advisory Board to NeXt Asset Management.”

Our investment adviser’s senior investment professionals and Advisory Board members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide us with our principal source of investment opportunities.

NeXt Asset Management also intends to leverage Mr. Moe’s relationship with neXtup a joint venture arrangement between neXtup Network, LLC, a California-based financial research firm of which Mr. Moe is a member, and Candlestick Advisors Pvt. Ltd., an India-based financial research firm, to access neXtup’s proprietary research and analytical capabilities in the private company space. neXtup presently focuses on developing research and analysis regarding non-public rapidly growing companies similar to those we intend to target for investment. Since its formation in 2010, neXtup has used its proprietary research and valuation processes to evaluate over 30 emerging private companies across the internet media, green technology and education industries. We expect that our investment adviser’s access to the proprietary research developed by neXtup with respect to the types of companies in which we intend to invest will provide NeXt Asset Management with a more in-depth knowledge base with respect to our prospective investments. While we do not expect to enter into a long-term contractual arrangement with neXtup, through Mr. Moe’s relationship with neXtup, our investment adviser will have the ability to access neXtup’s proprietary research on an as-needed basis without limitation, subject to the payment of customary fees by our investment adviser to neXtup for the use of its resources. Any costs associated with accessing neXtup’s research capabilities will be borne by our investment adviser, without reimbursement from us.

We will pay NeXt Asset Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% of our gross assets, which includes any borrowings for investment purposes. The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2011, and will equal the lesser of (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. See “Investment Advisory Agreement.” Although we will not incur debt or use leverage during the first 12 months following completion of this offering, because our management fee is based on our gross assets, including issuances of preferred stock and borrowings for investment purposes, rather than our net assets, there may an incentive for our investment adviser to utilize leverage in the future. We will be required, however, to obtain the approval of our board of directors before we incur any future indebtedness.

Business Strategy

Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity investments. We have adopted the following business strategies to achieve our investment objective:

•	Focus on private secondary markets. In view of the structural changes within the IPO market over the past decade, as well as the increased compliance burden faced by public companies in recent years, private secondary markets, such as SecondMarket and SharesPost, have emerged as a viable alternative to the traditional public equity markets. While such private secondary markets do not provide the same levels of liquidity as traditional public markets, they do provide institutional investors such as NeXt Innovation with greater access to equity investments in attractive venture capital-backed, rapidly growing non-public companies without the corresponding costs associated with structuring privately negotiated investments. Such markets may also provide a ready avenue to dispose of equity investments in privately-held companies when appropriate, as well as a more reliable means of determining the value of such equity investments.

We intend to utilize such private secondary markets as a principal means to acquire equity investments in privately-held companies that meet our investment criteria and that are attractive candidates for investment. We expect that our primary focus on private secondary market investments will allow us to more quickly invest in attractive portfolio companies that meet our investment criteria as opposed to negotiating direct investments in such portfolio companies. In addition, we expect that investing in portfolio companies that have established trading patterns on such private secondary markets will provide us with a more ready source of liquidity for our investments compared to traditional direct equity investments in private companies.

In addition, as the secondary private markets are generally only available to accredited investors, we expect that we will face less pricing pressure for attractive equity investments than we would if we invested through public securities exchanges. We expect that our access to detailed research on emerging private companies, including through our investment adviser’s relationship with neXtup, will allow us to better evaluate potential investments in such secondary private markets than many of the other participants in those markets. In general, investors that acquire securities through private secondary market transactions have little or no direct access to financial or other information from the private companies in which they invest. While we will also lack direct access to such financial and other information regarding prospective portfolio companies that trade on private secondary markets, we intend to utilize the relationships and contacts of our investment adviser’s senior investment professionals, its Advisory Board members and our board of directors, along with the proprietary research and analytical capabilities of neXtup, to obtain the information necessary for our investment adviser to perform its research and due diligence process on each prospective portfolio company we intend to invest in through a private secondary market transaction. Many accredited investors that lack institutional backing will likely not have access to the same level or depth of information regarding the private companies in which we intend to invest, which we expect will provide us with an advantage in locating potential investments at attractive prices.

•	Focus on direct equity investments. Although we intend to primarily utilize private secondary market transactions to acquire our investments, we also intend to invest directly in certain of our portfolio companies from time to time. There is a large, underserved market among venture capital-backed, rapidly growing emerging non-public companies for equity capital investments. Many of these companies, particularly within the technology-related sector, lack the necessary cash flows to sustain substantial amounts of debt, and therefore have viewed equity capital as a more attractive long-term financing tool. As a result, growing privately held companies have historically relied upon the IPO market to raise additional equity capital.

However, over the past decade, the IPO markets have experienced substantial structural changes which have made it significantly more challenging for private companies to go public. In addition, the added compliance obligations associated with operating a public company, including those imposed under the Sarbanes-Oxley Act of 2002, have made IPOs a less attractive alternative for smaller privately held companies. As a result, there are dramatically fewer IPOs today than there were a decade ago, with prospective public companies taking longer to come to market and potential IPO candidates being required to have much larger market capitalizations. For example, from 1991-2000, there were 5,330 IPOS in the United States, of which 2,728 were venture-capital backed. From 2001-2010, there were 1,280 IPOS, of which 422 were venture-capital backed.

These factors are conspiring to make it difficult for private companies to gain access to public markets and the corresponding liquidity and equity capital such companies need to continue to grow. As a result, we expect that there is significant untapped demand for equity capital investments among attractive venture capital-backed, rapidly growing emerging non-public companies, particularly within the technology-related sector. We intend to serve this market by providing equity capital to venture capital-backed, rapidly growing emerging companies that meet our investment criteria, but that lack the size required to sustain a successful IPO. In connection with such direct investments, we will also seek to partner with other private equity and venture capital investors with whom our investment adviser’s senior investment professionals, Advisory Board members and our board of directors have established relationships. We expect that these relationships within the private equity and venture capital community will provide us with access to attractive direct investment opportunities.

•	Emphasis on minority equity positions. Unlike many providers of private equity capital, we intend to seek primarily minority equity positions in our portfolio companies, including when we make direct investments in such companies. We expect this approach will make us more attractive to prospective portfolio companies in which we may make direct investments that may be unwilling or unable, due to their current capital structure, to cede actual or effective control to a new equity investor.
•	Emphasis on building a more diverse investment portfolio. Unlike traditional private equity funds that often acquire substantial equity positions in a relatively small number of privately-held companies, we intend to acquire primarily minority positions in our portfolio companies. As a result, we will seek to hold a more diverse portfolio of equity investments than a traditional private equity fund, although we do not intend to operate as a diversified fund within the meaning of the 1940 Act. We expect this approach will allow us to minimize the impact on our overall portfolio of a negative downturn at any one specific portfolio company.
•	Focus on providing individual investors with access to portfolio of previously inaccessible investments. We expect that our focus on providing a more diverse portfolio of equity investments than a traditional private equity fund, while investing in attractive venture capital-backed, rapidly growing emerging non-public companies will provide individual investors with access to an asset class that has previously been limited to venture capital, private equity and similar large institutional investors. In addition, while accredited individual investors have had limited access to select investments in private companies, including through private secondary markets, our portfolio approach provides a more balanced and diversified alternative to such direct private investments.

Potential Competitive Advantages

Although none of our investment adviser’s senior investment professionals have prior experience managing a business development company, our investment adviser’s senior investment professionals, the members of its Advisory Board and the members of our board of directors have experience managing private funds and researching and investing in the types of portfolio companies we intend to target for investment. In particular, we expect we will have the following potential competitive advantages over similar entities that focus on equity-based investing in privately-held companies:

•	Deep investment research on the leading private companies and emerging growth industries. Our investment adviser’s senior investment professionals, its Advisory Board and our board of directors have significant experience researching and investing in the types of venture capital-backed, rapidly growing emerging non-public companies we intend to target for investment. In particular, Michael T. Moe, our president, chief executive officer, chairman of our board of directors and the chief investment officer of NeXt Asset Management, co-founded and previously served as chairman and chief executive officer of ThinkEquity Partners, an asset management and investment banking firm focusing on venture capital, entrepreneurial and emerging growth companies. Prior to founding ThinkEquity, Mr. Moe served as Head of Global Growth Research at Merrill Lynch and before that served as Head of Growth Research and Strategy at Montgomery Securities. Since 2006, our investment adviser’s senior investment professionals have managed private funds that have invested in, and have published research on, the types of privately-held companies we intend to target for investment.

Our investment adviser will also have access to the extensive proprietary research developed by neXtup with respect to the types of companies in which we intend to invest. In particular, neXtup has used its proprietary research process to evaluate over 30 emerging private companies across the internet media, green technology and education industries. We expect this available knowledge and depth of experience will provide us with a potential competitive advantage over similar equity investors in both locating and acquiring attractive equity investments in portfolio companies that meet our investment criteria.

•	Detailed, transparent and repeatable investment process. Over the course of more than two decades of investing in privately-held companies, Mr. Moe and our investment adviser’s other senior investment professionals have developed a detailed investment process for seeking attractive equity investments in such companies, although the investment process has not previously been implemented in the context of a business development company. Our proprietary investment process can be distilled to “the four Ps,” which are people (a critical component to successful investing is evaluating the people running the company), product (great growth companies are leaders in what they do), potential (it is essential to invest in companies that seize a huge market potential) and predictability (a challenge for young, fast-growing companies is delivering operating results that are predictable). These are the core elements we consider when identifying and investing in rapidly growing emerging companies. NeXt Asset Management intends to utilize this investment process to identify and evaluate prospective portfolio companies in which we may make equity investments. We expect that utilizing an investment process that has been developed and refined over the course of two decades, including through both positive and negative economic environments, will provide us with a potential competitive advantage in locating attractive equity investments for our portfolio, although the investment process has not previously been implemented in the context of a business development company.
•	Established proprietary deal sourcing network. NeXt Asset Management and its senior investment professionals, Messrs. Moe, Bard and Pampoulov are strategically located in the heart of Silicon Valley in Woodside, California. During the course of over two decades of researching and investing in privately-held companies in the Silicon Valley area, our investment adviser’s senior investment professionals have developed strong reputations within the investing community, particularly within technology-related sectors. Our investment adviser’s Advisory Board members and our board of directors have also developed strong relationships in the financial, investing and technology-related sectors. As a result, we expect that we will have access to extensive contacts and sources from which to generate potential investment opportunities. These contacts and sources include private equity and venture capital funds, public and private companies, investment bankers, attorneys, accountants and commercial bankers. We expect the strong reputation of our senior investment professionals, its Advisory Board members and the members of our board of directors, as well as their extensive contacts within the investing community, will provide us with a potential competitive advantage in generating deal flow and attractive prospective investments.

Investment Process

Idea Generation

Our investment adviser’s investment process will begin with the identification of prospective portfolio companies through the proprietary network of contacts and relationships developed by our investment adviser’s senior investment professionals through over two decades of researching and investing in privately-held companies, particularly within the Silicon Valley area. There efforts will be supplemented by the knowledge, expertise and relationships of our investment adviser’s Advisory Board and our board of directors, as well as through the research capabilities of neXtup to which our investment adviser will have access. We intend to focus our efforts primarily on locating attractive prospective portfolio companies that currently trade on a private secondary market, but we expect to also utilize our investment adviser’s relationships and connections to locate direct investment opportunities in private companies that meet our investment criteria. While we intend to invest in equity securities of portfolio companies that operate in a broad range of industries, we expect that many of our portfolio companies will operate in the technology-related sectors where our investment adviser’s senior investment professionals and Advisory Board members have particular expertise and substantial contacts. We will also seek to identify attractive publicly-traded companies that meet our investment criteria.

Research and Due Diligence Process

Subsequent to the strategic, top-down idea generation process, our investment adviser will perform a rigorous bottom-up evaluation of each prospective portfolio companies fundamentals. In particular, our investment adviser will focus its research on vetting each prospective portfolio company for the quality and sustainability of its revenues and ultimately earnings growth, given the high correlation between a company’s earnings growth and its valuation over time. Our investment adviser will also perform due diligence on each prospective portfolio company, with a focus on the company’s management team and any significant existing financial sponsor, its current business model and competitive position within the industry in which it operates, any regulatory or legal issues affecting the company, and the viability and uniqueness of any intellectual property or technology that the company utilizes in its operations. Each prospective portfolio company which passes our investment adviser’s due diligence review and which demonstrates the prospect of sustainable significant earnings growth will then be given a qualitative ranking to evaluate it versus other prospective portfolio companies that are currently in our portfolio or in which we are considering an investment.

We expect that our research and due diligence process will necessarily vary depending upon whether we intend to invest in a portfolio company through a private secondary market transaction or through a direct equity investment. In cases where we expect to invest through a secondary market transaction, we will generally not have direct access to information from the prospective portfolio company for our research and due diligence review. In such cases, we expect our investment adviser to utilize the proprietary research and analytical capabilities of neXtup, as well as other information that our investment adviser’s senior investment professionals and Advisory Board members may be able generate through their relationships, to provide us with the information necessary to perform a rigorous review of the prospective portfolio company. Where we expect to make a direct investment in a portfolio company, our investment adviser will generally have access to information provided by that prospective portfolio company with which to perform its research and due diligence process.

Portfolio Construction

After completion of our investment adviser’s research and due diligence process, our investment adviser will select investments for inclusion in our portfolio based upon their relative qualitative ranking. Each portfolio company passing the rigorous screening process are then given a quantitative ranking based on its fundamentals and valuation. We will seek to create a relatively diversified portfolio that we expect will initially include investments in 15 to 30 private companies. We expect that total number of portfolio companies in which we are invested will increase as our equity capital base grows subsequent to completion of this offering., including to the extent we conduct follow on equity offerings.

Risk Management and Monitoring

Our investment adviser will monitor the financial trends of each portfolio company to assess the appropriate course of action for each company and to evaluate overall portfolio quality. Our investment adviser will closely monitor the status and performance of each individual company. In particular, our investment adviser will establish appropriate targets for valuation and stop-loss measures on the portfolio company level, and for gross and net exposures with respect to specific companies and industries within our overall portfolio. In cases where we make a direct investment in a portfolio company, we may also obtain board positions or board observation rights from that portfolio company in connection with our equity investment.

Where we lack direct access to a portfolio company’s financial information, such as when we acquire its securities through a private secondary market transaction, we expect our investment adviser to utilize the proprietary research and analytical capabilities of neXtup, as well as other information that our investment adviser’s senior investment professionals and Advisory Board members may be able generate through their relationships, to provide us with the information necessary to monitor the performance of that portfolio company. Where we have made a direct investment in a portfolio company, our investment adviser will generally have periodic access to financial and other information provided by that portfolio company with which to monitor its performance.

Managerial Assistance

As a business development company, we will be required to offer, and in some cases may provide and be paid for, significant managerial assistance to portfolio companies. This assistance typically involves monitoring the operations of portfolio companies, participating in their board and management meetings, consulting with and advising their officers and providing other organizational and financial guidance.

Competition

Our primary competitors to provide financing to venture capital-backed, rapdigly growing emerging non-public companies will include private equity and venture capital funds, other equity and non-equity based investment funds and investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies including other business development companies. Many of these entities have greater financial and managerial resources than we will have. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure.”

Employees

We will have no employees. Our day-to-day investment operations will be managed by our investment adviser. In addition, we will reimburse NeXt Innovation Service Company for an allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and any administrative support personnel. See “Investment Advisory Agreement.”

Properties

Our corporate headquarters are located at 2965 Woodside Road, Woodside, California 94062, in the offices of NeXt Innovation Service Company. We do not own or lease any office space directly; however, we will pay a portion of the rent as allocated to us by NeXt Innovation Service Company. Our office facilities are suitable and adequate for our business as it is presently conducted.

Legal Proceedings

On April 18, 2011, we received an email from counsel for Christian Glynn, the purported Chief Executive Officer and Managing Director of Perrarus Management Company LLC (“Perrarus”), in which it was alleged that we had orally agreed to both allow Perrarus to make an unspecified investment in NeXt Innovation, and to collaborate with Perrarus in certain co-investment opportunities. The email then demanded that we place $3 million into escrow pending the negotiation of a written agreement acceptable to both parties, with such escrowed sum being released to Mr. Glynn in the event that we were unable to reach an agreement within 15 days following consummation of this offering. The email went on to claim that Mr. Glynn would “look to other methods for recovering the damages caused” if the escrow proposal set forth therein was rejected. On April 19, 2011, our counsel advised Mr. Glynn that we were unaware of any agreements with him, either express or implied, rejected his proposal and suggested that we would pursue all possible remedies available to us in the event we suffered damages as a result of the implicit threats contained in the correspondence from his counsel. We believe Mr. Glynn’s allegations are baseless and without merit, and we intend to pursue a vigorous defense against any legal actions he may in the future choose to bring arising out of or relating to such allegations.

On April 21, 2011, Next Financial Group, Inc. (“Next Financial”), filed a civil action in federal district court in the Northern District of California against NeXt Innovation, NeXt Innovation Service Company, NeXt Asset Management and certain other defendants alleging trademark infringement and unfair competition based on Next Financial’s federal trademark registrations, as well as other asserted common law rights in the words “NEXT” and “NEXT FINANCIAL,” alleged to be used by Next Financial in connection with independent brokerage and advisory services. Next Financial has sought both a preliminary and permanent injunction, enhanced damages and profits, costs and reasonable attorneys’ fees. Although we believe that Next Financial’s claims are without merit, we, along with NeXt Asset Management and NeXt Innovation Service Company, have determined to change our respective names prior to May 31, 2011 in an attempt to resolve the matter. Although we are attempting to negotiate a settlement with Next Financial, and we believe that changing our respective names will resolve the matter, we have not yet entered into a written settlement agreement with Next Financial, nor has Next Financial formally agreed to withdraw its pending lawsuit against us.

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, other than the matters described above. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

MANAGEMENT

Our board of directors oversees our management. The board of directors currently consists of five members, three of whom are not “interested persons” of NeXt Innovation as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The board of directors has also established an audit committee, a nominating and corporate governance committee and a valuation committee, and may establish additional committees in the future.

Board of Directors and Executive Officers

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Michael T. Moe	48	president, chief executive officer and chairman of the board of directors	2010	2012
Mark D. Klein	49	director	2011	2014
Independent Directors
Leonard A. Potter	49	director	2011	2013
Mark W. Flynn	54	director	2011	2012
David Spreng	49	director	2011	2014

The address for each of our directors is 2965 Woodside Road, Woodside, California 94062.

Executive Officers Who Are Not Directors

Name	Age	Position
Paul D. Lapping	48	chief operating officer
Stephen D. Bard	51	chief financial officer, chief compliance officer, treasurer and corporate secretary
Luben Pampoulov	30	vice-president

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Mr. Moe is an “interested person” of NeXt Innovation as defined in the 1940 Act due to his positions as president, chief executive officer and chairman of the board of directors of NeXt Innovation and as a principal and chief investment officer of NeXt Asset Management, NeXt Innovation’s investment adviser. Mr. Klein is an interested person due to his employment relationship with Ladenburg Thalmann & Co. Inc. and his financial relationship as a consultant with NeXt Innovation’s investment adviser, NeXt Asset Management.

Michael T. Moe has served as our president and chief executive officer and chairman of our board of directors since 2010 and is primarily responsible for overall investment strategies and portfolio management. In addition, Mr. Moe has served as co-founder, chief executive officer and chief investment officer of NeXt Asset Management since 2010. Mr. Moe also founded neXtup, a research firm focused on non-public rapidly-growing companies, in 2009. Mr. Moe previously co-founded and served as chairman and chief executive officer of ThinkEquity Partners, an investment banking firm focusing on venture capital, entrepreneurial and emerging growth companies, from 2001 to 2008. Prior to founding ThinkEquity, Mr. Moe served as head of Global Growth Research at Merrill Lynch from 1998 to 2001, and before that served as head of Growth Research and Strategy at Montgomery Securities from 1995 to 1998. Mr. Moe is a past advisor for the Center for Innovation. He is also on the board of directors of SharesPost and a member of the Advisory Board of Institutional Venture Partners (IVP). In 2006, Mr. Moe published his first book, Finding the Next Starbucks: How to Identify and Invest in the Hot Stocks of Tomorrow (Penguin/Portfolio Books, 2006), which has gone through three printings and has been published in five different languages. Mr. Moe is currently a member of the board of directors of SharesPost, a private secondary market. Mr. Moe earned his BA in Political Science and Economics at the University of Minnesota. Our board of directors has concluded that Mr. Moe’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives the board of directors valuable industry-specific knowledge and expertise on these and other matters, and that therefore he is qualified to serve as a member of our board of directors.

Mark D. Klein, has served as a member of our board of directors since 2011. Mr. Klein has been a director of New University Holdings Corp. since its inception in 2010. New University Holdings Corp. is a capital pool company listed on the TSX Venture Exchange with a principal business of identifying, evaluating and negotiating for the acquisition of assets or a business. In addition, Mr. Klein has served as the chief executive officer, president and a director of 57th Street General Acquisition Corp, a special purpose acquisition company, since 2009. Between 2007 and 2009, Mr. Klein served as the chief executive officer, president and a director of Alternative Asset Management Acquisition Corporation, a special purpose acquisition company he helped form in 2007 and which completed a merger with Great American Group LLC. From 2007 until 2008, Mr. Klein also served as the chief executive officer of Hanover Group US LLC, an indirect US subsidiary of the Hanover Group. Prior to joining Hanover in 2007, Mr. Klein served as chairman of Ladenburg Thalmann & Co. Inc. From March 2005 to September 2006, he was chief executive officer and president of Ladenburg Thalmann Financial Services, Inc., the parent of Ladenburg Thalmann & Co. Inc., and chief executive officer of Ladenburg Thalmann Asset Management Inc., a subsidiary of Ladenburg Financial Services, Inc. Prior to joining Ladenburg Thalmann, from June 2000 to March 2005, Mr. Klein served as the chief executive officer and president of NBGI Asset Management, Inc. and NBGI Securities, which were the US subsidiaries of the National Bank of Greece. Mr. Klein has been a registered representative at Ladenburg Thalmann & Co. Inc. since 2005, and a portfolio manager of the LTAM Titan Fund, a fund of funds hedge fund, since 2004. Mr. Klein is the owner and principal of The Klein Group, LLC. Mr. Klein is a graduate of the J.L. Kellogg Graduate School of Management at Northwestern University, with a Masters of Management Degree, and also received a Bachelors of Business Administration Degree with high distinction from Emory University. Our board of directors has concluded that Mr. Klein’s extensive familiarity with the financial and investment banking industries and experience as a director of other publicly-traded companies, provides our board of directors with valuable insight and perspective, and that therefore he is qualified to serve as a member of our board of directors.

Independent Directors

The following directors are not “interested persons” of NeXt Innovation, as defined in the 1940 Act.

Leonard A. Potter has served as a member of our board of directors since 2011. Mr. Potter is currently the Chief Investment Officer of Salt Creek Hospitality, a private acquirer and owner of hospitality related assets. From December 2002 through July 2009, Mr. Potter was a Managing Director — Soros Private Equity at Soros Fund Management LLC (“SFM”) where, from May 2005 through July 2009, Mr. Potter served as co-head of the Private Equity group and a member of the Private Equity Investment Committee. From September 1998 until joining SFM in 2002, Mr. Potter was a Managing Director of Alpine Consolidated LLC, a private merchant bank, and from April 1996 through September 1998, Mr. Potter founded and served as a Managing Director of Capstone Partners LLC, a private merchant bank. Prior to founding Capstone Partners, Mr. Potter was an attorney specializing in mergers, acquisitions and corporate finance at Morgan, Lewis & Bockius and Willkie Farr & Gallagher. Mr. Potter is currently a member of the board of directors of Solar Senior Capital, Ltd. (“SUNS”), Solar Capital Ltd. (“SLRC”), each a business development company, and 57th Street General Acquisition Corp. (“SQTCW”) and has previously served as a board member of several other public companies. He also serves on the boards of three private companies, including Hilton Worldwide. Mr. Potter has a B.A. from Brandeis University and a J.D. from the Fordham University School of Law. Our board of directors has concluded that Mr. Potter’s experience practicing as a corporate lawyer provides valuable insight to the board of directors on regulatory and risk management issues, and that his tenure in private equity investments and service as a director of both public and private companies provides industry-specific knowledge and expertise to our board of directors, and that therefore he is qualified to serve as a member of our board of directors.

Mark W. Flynn has served as a member of our board of directors since 2011. Mr. Flynn has managed Trilogy Capital Partners, a Menlo Park California based private investment firm, since its formation in 1997. Prior to forming Trilogy, Mr. Flynn worked in various capacities in the investment banking groups at Salomon Brothers and Volpe, Brown & Whelan. During his investment-banking career Mr. Flynn primarily worked with technology and health care companies. At Salomon Brothers, he was responsible for the Global Software and Internet investment banking activities. Previously Mr. Flynn worked for Arthur Young and Company in the High Technology practice. Mr. Flynn previously served as a regent at St. John’s University and as chairman of The Preserve Company. He is also a member of the board of directors of the DAPER Fund at Stanford University as well as a number of privately held companies. He is a graduate of Saint John’s University in Collegeville, Minnesota and received an MBA from Harvard Business School. Our board of directors has concluded that Mr. Flynn’s extensive familiarity with the financial and investment management industries and experience evaluating technology-related companies provides our board of directors with valuable insight and perspective, and that therefore he is qualified to serve as a member of our board of directors.

David Spreng has served as a member of our board of directors since 2011. Mr. Spreng is the founder and has served as managing general partner of Crescendo Ventures, a venture capital firm, since its formation in 1998. Mr. Spreng has been active in the formation and development of nearly 50 technology companies, 17 of which have completed initial public offerings. Mr. Spreng has been a participant and a panelist at the World Economic Forum’s annual meeting in Davos, Switzerland, and is a member of the World Economic Forum’s Technology Pioneers selection committee and on the World Economic Forum’s Steering Committee for Entrepreneurship and Successful Growth Strategies. Mr. Spreng also presently sits on the Advisory Board of the Silicon Valley Executive Network, is a member of the Silicon Valley Leadership Group and previously served as a member of the board of, and chairman of the Government Affairs Committee of, the National Venture Capital Association (NVCA). Mr. Spreng currently serves on the board of directors of a number of private technology-focused companies. In addition, Mr. Spreng previously served on the board of directors of Compellent Technologies, a publicly-traded provider of enterprise-class network solutions, from 2006 to 2011, prior to its acquisition by Dell. Mr. Spreng has previously been named as a defendant in several cases arising out of his service as a member of the board of directors of three public companies, including Compellent Technologies. On April 14, 2010, a purported securities class action lawsuit was commenced in the United States District Court for the District of Minnesota, naming as defendants Compellent Technologies and certain of its executive officers and directors. The lawsuit alleges violations of the Exchange Act in connection with the Compellent Technologies’ alleged failure to disclose material adverse facts about its financial condition. Mr. Spreng is a graduate, with distinction, of the University of Minnesota. Our board of directors has concluded that Mr. Spreng’s extensive familiarity with the venture capital industry and experience as a director of other publicly traded companies, provides our board of directors with valuable insight and perspective, and that therefore he is qualified to serve as a member of our board of directors.

Executive Officers Who Are Not Directors

Paul D. Lapping has served as our chief operating officer since 2011. Mr. Lapping has been a director and chief financial officer of New University Holdings Corp. since its inception in 2010. New University Holdings Corp. is a capital pool company listed on the TSX Venture Exchange and its principle business is the identification, evaluation and negotiation for the acquisition of assets or businesses. Mr. Lapping has also served as the chief financial officer, treasurer, secretary and a director of 57th Street General Acquisition Corp., a special purpose acquisition company, since its inception in 2009. Between 2007 and 2009, Mr. Lapping served as the chief financial officer, treasurer and secretary of Alternative Asset Management Acquisition Corp., a special purpose acquisition company which completed a merger with Great American Group LLC. From 2003 to 2006, Mr. Lapping served as the president of Lapping Investments, LLC, a personal investment fund. From 2000 to 2003, Mr. Lapping served as a general partner of Minotaur Partners II, L.P., a private investment partnership Mr. Lapping formed to invest equity in small and middle-market companies. From 1995 to 2002,

Mr. Lapping was a general partner of Merchant Partners, LP, a private investment partnership focused on direct marketing, business and consumer services companies. Prior to joining Merchant Partners, Mr. Lapping served in various corporate development roles with Montgomery Ward Holding Corp., a retail, catalog, direct marketing and home shopping company, from 1991 to 1995 and Farley Industries, Inc., a management company providing services to Farley Inc., a private investment fund holding company, and its related entities including Fruit of the Loom, Inc., Farley Metals, Inc., Acme Boot Company and West Point-Pepperell, Inc., from 1988 to 1981. Mr. Lapping also served in various positions with Golder, Thoma and Cressey, a private equity firm, from 1986 to 1988 and with the merger and acquisition group of Salomon Brothers Inc. from 1984 to 1986. Mr. Lapping has been a member of the board of directors of 57th Street General Acquisition Corp. since October 2009. Mr. Lapping received a Bachelor of Science from the University of Illinois and a Masters of Management Degree from the Kellogg School of Business at Northwestern University.

Stephen D. Bard has served as our chief financial officer, chief compliance officer, treasurer and corporate secretary since 2011. In addition, Mr. Bard has served as a principal and managing member of NeXt Asset Management since 2010. Mr. Bard co-founded NeXt Asset Management in 2010, and he is the firm’s chief operating officer. From 2001 to 2009, Mr. Bard served as chief operating officer and a member of the board of directors of Fuller & Thaler Asset Management (“Fuller & Thaler”), an institutional investment firm. As chief operating officer of Fuller & Thaler, Mr. Bard built out and managed the firm’s non-investment team and infrastructure. From 1998 to 2001, Mr. Bard managed the West Coast for Fidelity Management Trust Company (now Pyramis Global Advisors). Mr. Bard has also held senior consultant and business development roles at Hewitt Associates from 1988 to 1996 and New York Life Investment Management from 1996 to 1998. Mr. Bard is currently a trustee of the Crystal Springs Uplands School and a board member of the CFA Society of San Francisco, where he chairs the Investment Committee. Mr. Bard’s other board and committee service includes work with Purisima West Funds, the Hillsborough Schools Foundation, The Olympic Club Investment & Endowment Committee and Blue Chip Exec. Mr. Bard earned his BS from Duke University and his MBA from the University of California, Berkeley. Mr. Bard is also a CFA charter holder.

Luben Pampoulov has served as our vice-president since 2011. In addition, Mr. Pampoulov has served as co-founder and co-portfolio manager of NeXt Asset Management since 2010. Mr. Pampoulov also co-founded neXtup, a research firm focused on non-public rapidly-growing companies, in 2009. Prior to joining NeXt Asset Management, Mr. Pampoulov served as an analyst and co-portfolio manager at ThinkEquity Partners from 2006 to 2009. Mr. Pampoulov earned his BA from UCLA in 2006.

Board Leadership Structure

Our board of directors monitors and performs an oversight role with respect to the business and affairs of NeXt Innovation, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to NeXt Innovation. Among other things, our board of directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under NeXt Innovation’s bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of NeXt Innovation and its stockholders at such times.

Presently, Mr. Moe serves as the chairman of our board of directors. Mr. Moe is an “interested person” of NeXt Innovation as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our investment adviser and is co-founder, chief executive officer and chief investment officer of our investment adviser and the managing member of our administrator. Mr. Moe’s history with the NeXt Asset Management, familiarity with NeXt Asset Management’s investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our board of directors. Our view is that NeXt Innovation is best served through this existing leadership structure, as Mr. Moe’s relationship with NeXt Innovation’s investment adviser provides an effective bridge and encourages an open dialogue between management and the board of directors, ensuring that both groups act with a common purpose.

Our board of directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit, valuation and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet NeXt Innovation’s needs.

Board’s Role In Risk Oversight

Our board of directors performs its risk oversight function primarily through (a) its three standing committees, which report to the entire board of directors and are comprised solely of independent directors, and (b) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the audit committee, the nominating and corporate governance committee and the valuation committee assist the board of directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing NeXt Innovation’s accounting and financial reporting processes, NeXt Innovation’s systems of internal controls regarding finance and accounting, and audits of NeXt Innovation’s financial statements. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. The valuation committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our board of directors regarding the valuation of our investments.

Our board of directors also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The board of directors will annually review a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of NeXt Innovation and its service providers. The chief compliance officer’s annual report will address, at a minimum, (a) the operation of the compliance policies and procedures of NeXt Innovation and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer will meet separately in executive session with the independent directors at least once each year.

Our board’s role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet NeXt Innovation’s needs.

Committees of the Board of Directors

An audit committee, a nominating and corporate governance committee and a valuation committee have been established by our board of directors. All directors are expected to attend at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

The audit committee operates pursuant to a charter approved by our board of directors, which sets forth the responsibilities of the audit committee. The audit committee’s responsibilities include selecting the independent registered public accounting firm for NeXt Innovation, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of NeXt Innovation’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing NeXt Innovation’s annual financial statements and periodic filings and receiving NeXt Innovation’s audit reports and financial statements. The audit committee is currently composed of Messrs. Potter, Flynn and Spreng, all of whom are considered independent under the rules of the NASDAQ Capital Market and are not “interested persons” of NeXt Innovation as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Flynn serves as chairman of the audit committee. Our board of directors has determined that Mr. Flynn is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Flynn meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee operates pursuant to a charter approved by our board of directors. The members of the nominating and corporate governance committee are Messrs. Potter, Flynn and Spreng, all of whom are considered independent under the rules of the NASDAQ Capital Market and are not “interested persons” of NeXt Innovation as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Potter serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee thereof, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.

The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the board of directors, NeXt Innovation and its stockholders. In considering possible candidates for election as a director, the nominating committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;
•	are accomplished in their respective fields, with superior credentials and recognition;
•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;
•	have sufficient time available to devote to the affairs of NeXt Innovation;
•	are able to work with the other members of the board of directors and contribute to the success of NeXt Innovation;
•	can represent the long-term interests of NeXt Innovation’s stockholders as a whole; and
•	are selected such that the board of directors represents a range of backgrounds and experience.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee’s goal of creating a board of directors that best serves the needs of NeXt Innovation and the interests of its shareholders.

Valuation Committee

The valuation committee establishes guidelines and makes recommendations to our board of directors regarding the valuation of our investments. The board of directors and valuation committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of our securities that are not publicly traded and for which there are no readily available market quotations including securities, that while listed on a private securities exchange, have not actively traded. The valuation committee is presently composed of Messrs. Potter, Flynn and Spreng, all of whom are considered independent under the rules of the NASDAQ Capital Market and are not “interested persons” of NeXt Innovation as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Spreng serves as chairman of the valuation committee.

Compensation Committee

We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Compensation of Directors

Our independent directors will receive an annual fee of $50,000. They will also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board and committee meeting attended in person. In addition, the chairman of the audit committee will receive an annual fee of $10,000 and each chairman of any other committee will receive an annual fee of $5,000 for their additional services, if any, in these capacities. No compensation is expected to be paid to directors who are “interested persons” of NeXt Innovation, as such term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Executive Officers

None of our officers receives direct compensation from NeXt Inovation. However, Messrs. Moe, Bard and Pampoulov, through their financial interests in NeXt Asset Management, will be entitled to a portion of any investment advisory fees paid by NeXt Innovation to NeXt Asset Management under the Investment Advisory Agreement. Stephen D. Bard, our chief financial officer, chief compliance officer, treasurer and corporate secretary, will be paid by NeXt Innovation Service Company, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to NeXt Innovation under the Administration Agreement. To the extent that NeXt Innovation Service Company outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to NeXt Innovation Service Company. The Investment Advisory Agreement will be reapproved within two years of its effective date, and thereafter on an annual basis, by our board of directors, including a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. Under Section 2(a)(19), interested persons generally include, among others, our investment adviser, any principal underwriter to us, and any affiliates thereof, as well as any partner or employee of our legal counsel, and any person who has engaged in portfolio transactions for us, or who has loaned us money or property within the previous six months. See “Investment Advisory Agreement.”

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that NeXt Innovation shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, NeXt Asset Management, and its investment committee, composed of Messrs. Moe, Bard and Pampoulov. For more information regarding the business experience of Messrs. Moe, Bard or Pampoulov, see “Management — Board of Directors and Executive Officers.” NeXt Asset Management’s investment committee must approve each new investment that we make. Messrs. Moe, Bard and Pampoulov are not employed by us, and receive no compensation from us in connection with their portfolio management activities. However, Messrs. Moe, Bard and Pampoulov, through their financial interests in NeXt Asset Management, will be entitled to a portion of any investment advisory fees paid by NeXt Innovation to NeXt Asset Management.

Investment Personnel

Our investment adviser is led by Michael T. Moe, our president and chief executive officer, chairman of our board of directors and co-founder, chief executive officer and chief investment officer of NeXt Asset Management, Stephen D. Bard, our chief financial officer, chief compliance officer, treasurer and corporate secretary and co-founder and chief operating officer of NeXt Asset Management, and Luben Pampoulov, our vice-president and co-founder and co-portfolio manager of NeXt Asset Management. Messrs. Moe, Bard and Pampoulov are assisted by Paul Lapping, our chief operating officer. We consider Messrs. Moe, Bard and Pampoulov, who are the members of our investment adviser’s investment committee, to be our portfolio managers.

Our portfolio managers are currently providing management and advisory services to the following entities:

Name	Entity	Investment Focus	Total Assets(1)
NeXt X Fund	private fund	global long/short absolute return fund	$482,000

(1)	Total assets are calculated as of February 24, 2010. NeXt X Fund, which was founded in September 2009, currently remains in its incubation stage.

The table below shows the dollar range of shares of our common stock we expect to be beneficially owned by each of our portfolio managers.

Name of Portfolio Manager	Dollar Range of Equity Securities in NeXt Innovation(1)
Michael T. Moe	$1 – $10,000
Stephen D. Bard	$500,001 – $1,000,000
Luben Pampoulov	None

(1)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or Over $1,000,000.

Compensation

None of the members of NeXt Asset Management’s investment team will receive any direct compensation from us in connection with the management of our portfolio. Messrs. Moe, Bard and Pampoulov, through their financial interests in NeXt Asset Management, will be entitled to a portion of any profits earned by NeXt Asset Management, which includes any fees payable to NeXt Asset Management under the terms of our Investment Advisory Agreement, less expenses incurred by NeXt Asset Management in performing its services under our Investment Advisory Agreement. The compensation paid by NeXt Asset Management to its other investment personnel will include: (i) annual base salary; (ii) annual cash bonus; (iii) portfolio-based performance award; and (iv) individual performance award and/or individual performance bonus.

Advisory Board to NeXt Asset Management

NeXt Asset Management has access to an Advisory Board that consists of investment professionals with extensive experience within the financial, investing and technology-related sectors. None of the members of the Advisory Board will be compensated by us. Set forth below are the current members of our investment adviser’s Advisory Board.

Todd Bradley has been Executive Vice President of Personal Systems Group worldwide at Hewlett-Packard Co., since June 2005. Mr. Bradley also serves as a Member of HP’s Executive Council. He served as Chief Executive Officer of the Solutions Group of Palm Inc., since June 2002. Mr. Bradley served as the Chief Executive Officer of Palmone Inc., and also served its President since April 30, 2004 and its Advisor since 2005. He served as the President and the Chief Operating Officer of the Solutions Group since May 2002. From June 2001 to May 2002, Mr. Bradley served as an Executive Vice President and the Chief Operating Officer of the Solutions Group. From September 1998 to January 2001, Mr. Bradley held an Executive positions at Gateway Corporation, serving most recently as a Senior Vice President of Consumer and Executive Vice President of global operations. From February 1997 to September 1998, he served as the President and the Chief Executive Officer of Transport International Pool, a GE Capital Services company that is a global transportation equipment leasing and rental business. From September 1993 to February 1997, Mr. Bradley was with Dun & Bradstreet, most recently serving as the President of NCH Promotional Services, a Dun & Bradstreet subsidiary. Mr. Bradley previously held various management positions within logistics, production and quality control at Federal Express Corporation and the Miller Brewing Company. He has been Director of LiveOps Inc. since January 30, 2008. He serves as Director of Challenger Capital Group, Ltd. He served as a Director of PalmOne Inc. since July 2002. Mr. Bradley also serves on the Advisory Boards the Consumer Electronics Association of America and Sonic Wall Corporation. He serves as a Trustee of the American Film Institute. He is a member of the Maryland University’s Board of Visitors. Mr. Bradley holds a Bachelor of Science degree in Business Administration from Towson State University.

William V. Campbell has been a director of Intuit since 1994 and chairman of its board since 1998. Mr. Campbell served as Intuit’s president and chief executive officer from 1994 to 1998 and was acting chief executive officer from 1999 to 2000. Mr. Campbell has been a member of the board of directors of Apple, Inc., since 1997, where he presently co-chairs the audit committee. For the three years before joining Intuit, Mr. Campbell was the president and chief executive officer of GO Corp., a pen-based computing software company. Previously, he founded and served as president and chief executive officer of Claris Corp., which was purchased by Apple Computer Inc. in 1990. Mr. Campbell also serves as an advisor to Google and Twitter and is a past advisor to Amazon. Before entering the technology industry, Campbell was the head football coach at Columbia University for six years, and has been chairman of Columbia University’s board of trustees since 2005. He is also a director of the National Football Foundation / College Football Hall of Fame. Mr. Campbell holds a Bachelor of Arts in Economics and a Masters of Science from Columbia University.

Robert E. Grady is a Managing Director and Partner at Cheyenne Capital Fund, L.P. He joined the firm in 2009 and has 17 years of experience in private equity. Prior to joining the firm, he was a Partner and Member of Management Committee of The Carlyle Group for nine years from 2000 through 2009. Mr. Grady joined Carlyle in 2000 as Global Head of Venture Capital and served as a Member of Carlyle’s Management Committee. At Carlyle, Mr. Grady served as the global coordinator of venture and growth capital (which had $5 billion in assets under management), Chairman and Fund Head of Carlyle Venture Partners I, II, and III, and on the investment committees of Carlyle Venture Partners, Carlyle Asia Growth Partners, and Carlyle Europe Technology Partners. He focused on investments in the technology and business services sectors and was based in San Francisco. Mr. Grady was the Managing Partner and Chairman of Carlyle Venture Partners. Mr. Grady is on the Board of Directors of The Carlyle Group’s portfolio companies including: Secure Elements Inc, eScreen, The Health Central Network, Choice Media, Keen.com, Panasas Inc., Verari Systems Inc., USBX Inc., Viator, Inc., Eleutian Technology, Symbio, and Wall Street Institute, as well as Maxim Integrated Products. He has been a Director of The Symbio Group since 19 August, 2008. Mr. Grady serves on the Investment Committees of CVP, Carlyle Asia Growth Partners, and Carlyle Europe Technology Partners. He is the Chairman of Resources for the Future, is a Member of Advisory Board of RBC Venture Partners and Strategic Technology Fund and the National Commission on Energy Policy, and a Trustee of Environmental Defense. He is also a Director of Stifel Financial Corp. since August 3, 2010. Mr. Grady serves on the Boards of Directors of the Environmental Defense Fund, TechNet, Asia America Multi-Industry Association, the Jackson Hole Land Trust, and the Pardee RAND Graduate School. He is a Member of Council on Foreign Relations. Mr. Grady was appointed by the President Mr. George Bush to be a Member of Advisory Committee on Trade and Policy Negotiations and by the Administrator of NASA to be a Member of the NASA Advisory Council’s Task Force on the cost and management of the International Space Station. Prior to this, he served in the White House from 1989 to 1993 as a Deputy Assistant to President Mr. George Bush and as an Executive Associate Director of the Office of Management and Budget. Mr. Grady received a B.A. from Harvard College and an M.B.A. from the Stanford Graduate School of Business.

INVESTMENT ADVISORY AGREEMENT

Management Services

NeXt Asset Management will serve as our investment adviser. NeXt Asset Management is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, NeXt Asset Management will manage the day-to-day operations of, and provide investment advisory services to, NeXt Innovation. Under the terms of the Investment Advisory Agreement, NeXt Asset Management will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	determine what securities we will purchase, retain or sell;
•	identify, evaluate and negotiate the structure of the investments we make; and
•	close, monitor and service the investments we make.

NeXt Asset Management’s services under the Investment Advisory Agreement will not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. NeXt Asset Management currently serves as the investment adviser for NeXt X Fund, a global long/short absolute return fund. NeXt Asset Management does not anticipate that it will ordinarily identify investment opportunities that are appropriate for both NeXt Innovation and the other funds that are currently or in the future may be managed by NeXt Asset Management. However, to the extent it does identify such opportunities, NeXt Asset Management will allocate such opportunities between NeXt Innovation and such other funds pursuant to an established procedure that is designed to ensure that such allocation is fair and equitable.

Management Fees

We will pay NeXt Asset Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to NeXt Asset Management, and any incentive fees earned by NeXt Asset Management, will ultimately be borne by our common stockholders.

The base management fee (the “Base Fee”) will be calculated at an annual rate of 2.00% of our gross assets. For the period from the close of this offering through and including December 31, 2011, the Base Fee will be payable monthly in arrears, and will be calculated based on the initial value of our assets upon the closing of this offering. For services rendered after December 31, 2011, the Base Fee will be payable monthly in arrears, and will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter. The Base Fee for any partial month or quarter will be appropriately pro rated.

The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2011, and will equal the lesser of:

•	20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and
•	20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.

Our realized capital gains from each investment, expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, will be compared to a hurdle rate of 8.00% per year. We will only pay an incentive fee on any realized capital gains from an investment that exceeds the hurdle rate. We will pay NeXt Asset Management an incentive fee with respect to our realized capital gains from each investment as follows:

•	No incentive fee will be payable on the amount of any realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, does not exceed the hurdle rate of 8.00% per year.
•	We will pay as an incentive fee 100% of the amount of any realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, exceeds the hurdle rate of 8.00% per year but is less than a rate of 10.00% per year. We refer to this portion of our realized capital gains from each investment (which exceeds the hurdle rate but is less than 10.00%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of the amount of our realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, exceeds a rate of 10.00% per year.
•	We will pay as an incentive fee 20% of the amount of any realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, exceeds a rate of 10.00% per year.

In no event, however, will we pay an incentive fee for any calendar year that exceeds 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.

The following is a graphical representation of the calculation of our incentive fee with respect to a single investment:

Example: Calculation of incentive fee

Alternative 1:

Assumptions

•	Hurdle rate = 8.00% non-compounded annual rate of return
•	Hurdle rate = (purchase price) × (8% × (days owned/365))
•	Catch-up rate = 10.00% non-compounded annual rate of return
•	Catch-up rate = (purchase price) × (10% × (days owned/365))
•	Year 1: $20,000,000 investment made on March 15 in Company A (“Investment A”), and $30,000,000 investment made on February 1 in Company B (“Investment B”)
•	Year 2: Investment A is sold on September 15 for $25,000,000, and fair market value (“FMV”) of Investment B is determined to be $28,000,000
•	Year 3: FMV of Investment B is determined to be $28,000,000
•	Year 4: Investment B is sold on March 1 for $38,000,000

The incentive fee would be calculated as follows:

•	Year 1: None
•	Year 2: Incentive fee calculation:
•	Hurdle rate for Investment A = ($20,000,000) × (8% × (550 days / 365))
•	Hurdle rate for Investment A = $2,410,959
•	Catch-up rate for Investment A = ($20,000,000) × (10% × (550 days / 365))
•	Catch-up rate for Investment A = $3,013,699
•	Incentive fee on Investment A = 20% × $5,000,000 (since the hurdle rate has been satisfied and the catch up has been fully achieved)
•	Incentive fee on Investment A = $1,000,000
•	Maximum incentive fee = 20% × (cumulative realized capital gains – (cumulative realized losses + cumulative net unrealized depreciation)) – (previously paid incentive fees)
•	Maximum incentive fee = 20% × ($5,000,000 - $2,000,000 (unrealized depreciation on Investment B))
•	Maximum incentive fee = 20% × $3,000,000
•	Maximum incentive fee = $600,000
•	Incentive fee paid = $600,000 (because the incentive fee payable on Investment A exceeds the maximum incentive fee, the maximum incentive fee applies)
•	Year 3: None
•	Year 4: Incentive fee calculation:
•	Hurdle rate for Investment B = ($30,000,000) × (8% × (1,124 days / 365))
•	Hurdle rate for Investment B = $7,390,685
•	Catch-up rate for Investment B = ($30,000,000) × (10% × (1,124 days / 365))
•	Catch-up rate for Investment B = $9,238,356
•	Incentive fee on Investment B = 100% × ($8,000,000 – $7,390,685 (since the hurdle rate has been satisfied, but the catch up has not been fully achieved)
•	Incentive fee on Investment B = $609,315
•	Maximum incentive fee = 20% × (cumulative realized capital gains – (cumulative realized losses + cumulative net unrealized depreciation)) – (previously paid incentive fees)
•	Maximum incentive fee = (20% × $13,000,000) – ($600,000 (previously paid incentive fees))
•	Maximum incentive fee = $2,000,000
•	Incentive fee paid = $609,315 (because the incentive fee payable on Investment B does not exceed the maximum incentive fee)

Alternative 2:

Assumptions

•	Hurdle rate = 8.00% non-compounded annual rate of return
•	Hurdle rate = (purchase price) × (8% × (days owned/365))
•	Catch-up rate = 10.00% non-compounded annual rate of return
•	Catch-up rate = (purchase price) × (10% × (days owned/365))

•	Year 1: $20 million investment made on March 15 in Company A (“Investment A”), $30 million investment made on February 1 in Company B (“Investment B”), and $25 million investment made on September 1 in Company C (“Investment C”)
•	Year 2: Investment A is sold on September 15 for $50 million, FMV of Investment B is determined to be $25 million, and FMV of Investment C is determined to be $25 million
•	Year 3: FMV of Investment B is determined to be $27 million and Investment C is sold on March 1 for $30 million
•	Year 4: FMV of Investment B is determined to be $35 million
•	Year 5: Investment B is sold on December 1 for $20 million

The incentive fee would be calculated as follows:

•	Year 1: None
•	Year 2: Incentive fee calculation:
•	Hurdle rate for Investment A = ($20,000,000) × (8% × (550 days / 365))
•	Hurdle rate for Investment A = $2,410,959
•	Catch-up rate for Investment A = ($20,000,000) × (10% × (550 days / 365))
•	Catch-up rate for Investment A = $3,013,699
•	Incentive fee on Investment A = 20% × $30,000,000 (since the hurdle rate has been satisfied and the catch up has been fully achieved)
•	Incentive fee on Investment A = $6,000,000
•	Maximum incentive fee = 20% × (cumulative realized capital gains – (cumulative realized losses + cumulative net unrealized depreciation)) – (previously paid incentive fees)
•	Maximum incentive fee = 20% × ($30,000,000 - $5,000,000 (unrealized depreciation on Investment B))
•	Maximum incentive fee = $5,000,000
•	Incentive fee paid = $5,000,000 (because the incentive fee payable on Investment A exceeds the maximum incentive fee, the maximum incentive fee applies)
•	Year 3: Incentive fee calculation:
•	Hurdle rate for Investment C = ($30,000,000) × (8% × (822 days / 365))
•	Hurdle rate for Investment C = $4,504,110
•	Catch-up rate for Investment C = ($30,000,000) × (10% × (822 days / 365))
•	Catch-up rate for Investment C = $5,630,137
•	Incentive fee on Investment C = 100% × ($5,000,000 – $4,504,110 (since the hurdle rate has been satisfied, but the catch up has not been fully achieved)
•	Incentive fee on Investment C = $495,890
•	Maximum incentive fee = 20% × (cumulative realized capital gains – (cumulative realized losses + cumulative net unrealized depreciation)) – (previously paid incentive fees)
•	Maximum incentive fee = 20% × ($35,000,000 - $3,000,000 (unrealized depreciation on Investment B)) – ($5,000,000 (previously paid incentive fees))
•	Maximum incentive fee = $1,400,000

•	Incentive fee paid = $495,890 (because the incentive fee payable on Investment C does not exceed the maximum incentive fee)
•	Year 4: None
•	Year 5: None

We intend to seek primarily minority equity positions in our portfolio companies. Although we expect to primarily invest through private secondary markets, to the extent we make a direct minority investment in a portfolio company, neither we, nor our investment adviser, NeXt Asset Management, may have the ability to control the timing of when we realize capital gains or losses with respect to such investment. We expect the timing of such realization events to be determined by our portfolio companies in such cases. To the extent we have non-minority investments, or the securities we hold are traded on a private secondary market or public securities exchange, NeXt Asset Management will have greater control over the timing of a realization event. In such cases, our board of directors will monitor such investments in connection with their general oversight of the investment management services provided by NeXt Asset Management. In addition, as of the end of each fiscal quarter, we will evaluate whether the cumulative aggregate unrealized appreciation on our portfolio would be sufficient to require us to pay an incentive fee to our investment adviser if such unrealized appreciation were actually realized as of the end of such quarter, and if so, we will accrue an expense equal to the amount of such incentive fee. Any such accrual of incentive fees will be reflected in the calculation of our net asset value.

Payment of our Expenses

All personnel of our investment adviser when and to the extent engaged in providing investment advisory services, and the compensation and expenses of such personnel allocable to such services, will be provided and paid for by NeXt Asset Management. We are responsible for all other costs and expenses of our operations and transactions, including (without limitation) the cost of calculating our net asset value; the cost of effecting sales and repurchases of shares of our common stock and other securities; investment advisory fees; fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments (in each case subject to approval of our board of directors); transfer agent and custodial fees; fees and expenses associated with marketing efforts (including attendance at investment conference and similar events); federal and state registration fees; any exchange listing fees; federal, state and local taxes; independent directors’ fees and expenses; brokerage commissions; costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws including costs of proxy statements, stockholders’ reports and notices; fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone, staff, independent audits and outside legal costs and all other expenses incurred by either NeXt Innovation Service Company or us in connection with administering our business, including payments under the administration agreement that will be based upon our allocable portion of overhead and other expenses incurred by NeXt Innovation Service Company in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and other administrative support personnel. All of these expenses are ultimately borne by our common stockholders.

Duration and Termination

The Investment Advisory Agreement was approved by our board of directors on March 28, 2011. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it was approved by the board of directors and will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. The Investment Advisory Agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, NeXt Asset Management and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from NeXt Innovation for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of NeXt Asset Management’s services under the Investment Advisory Agreement or otherwise as an investment adviser of NeXt Innovation.

Organization of the Investment Adviser

NeXt Asset Management is a Delaware limited liability company. The principal executive offices of NeXt Asset Management are located at 2965 Woodside Road, Woodside, CA 94062.

Board Approval of the Investment Advisory and Management Agreement

A discussion regarding the basis for our board of director’s approval of our Investment Advisory Agreement will be included in our first annual report on Form 10-K filed subsequent to any such board approval, or incorporated by reference therein.

ADMINISTRATION AGREEMENT

Pursuant to a separate Administration Agreement, NeXt Innovation Service Company, a Delaware limited liability company, furnishes us with office facilities, together with equipment and clerical, bookkeeping and record keeping services at such facilities. The principal executive offices of NeXt Innovation Service Company are located at 2965 Woodside Road, Woodside, CA 94062. Under the Administration Agreement, NeXt Innovation Service Company also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, NeXt Innovation Service Company assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are based upon our allocable portion of overhead and other expenses incurred by NeXt Innovation Service Company in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and any administrative support personnel. While there is no limit on the total amount of expenses we may be required to reimburse to NeXt Innovation Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to NeXt Innovation Service Company. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, NeXt Innovation Service Company and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from NeXt Innovation for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of NeXt Innovation Service Company’s services under the Administration Agreement or otherwise as administrator for NeXt Innovation.

NeXt Innovation Service Company will also provide administrative services to our investment adviser, NeXt Asset Management. As a result, NeXt Asset Management will also reimburse NeXt Innovation Service Company for its allocable portion of NeXt Innovation Service Company’s overhead, including rent, the fees and expenses associated with performing compliance functions for NeXt Asset Management, and its allocable portion of the compensation of any administrative support staff. We estimate that we will incur approximately $1.5 million in aggregate expenses under our Administration Agreement during our first twelve months of operations following completion of this offering.

LICENSE AGREEMENT

We have entered into a license agreement with NeXt Asset Management pursuant to which NeXt Asset Management has agreed to grant us a non-exclusive, royalty-free license to use the name “NeXt.” Under this agreement, we have a right to use the NeXt name for so long as the Investment Advisory Agreement with NeXt Asset Management is in effect. Other than with respect to this limited license, we will have no legal right to the “NeXt” name. We anticipate entering into a new license agreement on indentical terms upon completion of our name change.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

Certain of our officers and directors will initially pay any expenses we may incur in connection with our organization and this offering, subject to reimbursement from us of the actual organizational and offering expenses they have incurred on our behalf upon completion of this offering. We anticipate using a portion of the net proceeds of this offering to reimburse such officers and directors for approximately $125,000 of estimated offering expenses and approximately $12,000 of organizational expenses they have incurred on our behalf. In addition, we have entered into an Investment Advisory Agreement with NeXt Asset Management. NeXt Asset Management is controlled by Michael T. Moe, our president, chief executive officer and chairman of our board of directors, Stephen D. Bard, our chief financial officer, chief compliance officer, treasurer and corporate secretary, and Luben Pampoulov, our vice-president. Messrs. Moe, Bard and Pampoulov, as principals of NeXt Asset Management, collectively manage the business and internal affairs of NeXt Asset Management. Mr. Klein or entities he controls may receive fees from NeXt Asset Management in connection with this offering and, from time to time, subsequent thereto for non-investment advisory services he may provide. In addition, NeXt Innovation Service Company provides us with office facilities and administrative services pursuant to an Administration Agreement. Mr. Moe is the managing member of and controls NeXt Innovation Service Company. While there is no limit on the total amount of expenses we may be required to reimburse to NeXt Innovation Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to NeXt Innovation Service Company.

In addition, our executive officers and directors, and the principals of our investment adviser, NeXt Asset Management, serve or may serve as officers and directors of entities that operate in a line of business similar to our own. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, NeXt Asset Management currently manages NeXt X Fund, a global long/short absolute return fund.

While the investment focus of each of these entities tends to be different from our investment objective, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers, directors and investment adviser intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, NeXt Asset Management does not anticipate that it will ordinarily identify investment opportunities that are appropriate for both NeXt Innovation and the other funds that are currently or in the future may be managed by NeXt Asset Management. However, to the extent it does identify such opportunities, NeXt Asset Management will allocate such opportunities between NeXt Innovation and such other funds pursuant to an established procedure that is designed to ensure that such allocation is fair and equitable. Our board of directors will monitor on a quarterly basis any such allocation of investment opportunities between NeXt Innovation and any such other funds.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our board of directors will review these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our chief executive officer and chief financial officer, as well as all of our officers, directors and employees. Our officers and directors also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our chief compliance officer. Our Audit Committee is charged with approving any waivers under our Code of Ethics. As required by the NASDAQ corporate governance listing standards, the Audit Committee of our board of directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Finally, we will pay NeXt Innovation Service Company our allocable portion of overhead and other expenses incurred by NeXt Innovation Service Company in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and any administrative support personnel, which creates conflicts of interest that our board of directors must monitor. We estimate that we will incur approximately $1.5 million in aggregate expenses under our Administration Agreement during our first twelve months of operations following completion of this offering.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, there will be 100 shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

		Percentage of common stock outstanding
		Immediately prior to this offering		Immediately after this offering(1)
Name	Type of ownership	Shares owned	Percentage	Shares owned	Percentage
Michael T. Moe	Record and beneficial	100	100.0%	100	*
All officers and directors as a group (8 persons)(2)	Beneficial	100	100.0%	110,969	3.3%

*	Represents less than 1%
(1)	Gives effect to issuance of 3,335,000 shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ over-allotment option.
(2)	The address for all officers and directors is c/o NeXt Innovation Corp., 2965 Woodside Road, Woodside, CA 94062.

The following table sets forth the dollar range of our equity securities that we expect will be beneficially owned by each of our directors immediately after this offering.

Name of Director	Dollar Range of Equity Securities in NeXt Innovation(1)
Interested Directors
Michael T. Moe	$1 – $10,000
Mark D. Klein	Over $100,000
Independent Directors
Leonard A. Potter	Over $100,000
Mark W. Flynn	None
David Spreng	$10,001 – $50,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company, we will generally be required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We will generally not be able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a business development company, we will generally be limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

We will be subject to periodic examination by the SEC for compliance with the 1940 Act.

As a business development company, we will be subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure.”

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s gross assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
(a)	is organized under the laws of, and has its principal place of business in, the United States;
(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
(c)	satisfies any of the following:
i.	does not have any class of securities that is traded on a national securities exchange;
ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less then $250 million;
iii.	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or
iv.	is a small and solvent company having gross assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.
(2)	Securities of any eligible portfolio company which we control.
(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

Code of Ethics

We and NeXt Asset Management have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally do not permit investments by our employees in securities that may be purchased or held by us. You may read and copy these codes of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Stephen D. Bard currently serves as our chief compliance officer.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting and must obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to NeXt Asset Management. The Proxy Voting Policies and Procedures of NeXt Asset Management are set forth below. The guidelines will be reviewed periodically by NeXt Asset Management and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to NeXt Asset Management.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our managing members any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: NeXt Asset Management, 2965 Woodside Road, Woodside, CA 94062.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

DETERMINATION OF NET ASSET VALUE

We intend to determine the net asset value of our investment portfolio each quarter, or more frequently if required under the 1940 Act.

Securities that are publicly traded, or which actively trade on a private secondary market, will generally be valued at a recent market price prior to the valuation date. Securities that are not publicly traded or for which there are no readily available market quotations, including securities that, while listed on a private securities exchange, have not actively traded, will be valued at fair value as determined in good faith by our board of directors. In connection with that determination, members of our investment adviser’s portfolio management team will prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. We also intend to engage independent valuation firms to perform independent valuations of our investments that are not publicly traded or for which there are no readily available market quotations, including securities that, while listed on a private securities exchange, have not actively traded. We may also engage independent valuation firms to perform independent valuations of any securities that trade on private secondary markets, but are not otherwise publicly traded, where there is a lack of appreciable trading or a wide disparity in recently reported trades.

For those securities that are not publicly traded or for which there are no readily available market quotations, including securities that, while listed on a private securities exchange, have not actively traded, our board of directors, with the assistance of our Valuation Committee, will use the recommended valuations as prepared by management and the independent valuation firm, respectively, as a component of the foundation for its final fair value determination. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have resulted had others made the determination using the same or different procedures or had a readily available market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses implied by the valuation currently assigned to such investments. For those investments that are publicly traded or which actively trade on a private secondary market, we will generally record unrealized appreciation or depreciation based on changes in the market value of the securities. For those investments that are not publicly traded and for which there are no readily available market quotations, including securities that, while listed on a private securities exchange, have not actively traded, we will record unrealized depreciation on such investments when an investment has become impaired, and record unrealized appreciation if the underlying portfolio company has appreciated in value and our equity security has also appreciated in value. Changes in fair value will be recorded in the statement of operations as the net change in unrealized appreciation or depreciation.

Determinations in Connection with Offerings

In connection with each offering of shares of our common stock subsequent to completion of this offering, our board of directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or a committee thereof will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) from the period beginning on the date of the most recently disclosed net asset value of our common stock to the period ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (1) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (2) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (1) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (2) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan, through which all dividends are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a distribution in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a participant, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We use only newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NASDAQ Capital Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the NASDAQ Capital Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. As a result, if you do not elect to opt out of the dividend reinvestment plan, you will be required to pay applicable federal, state and local taxes on any reinvested dividends even though you will not receive a corresponding cash distribution. In addition, reinvested dividends have the effect of increasing our gross assets, which may correspondingly increase the management fee payable to our investment adviser.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 59 Maiden Lane, New York, New York 10038 or by phone at (800) 937-5449.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof (and an entity organized outside of the United States that is treated as a U.S. corporation under specialized sections of the Code);
•	A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust (or a trust that has made a valid election to be treated as a U.S. trust); or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to be eligible for pass-through tax treatment as a RIC, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	have in effect an election to be treated as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as contractual payment-in-kind, or PIK, interest (which represents contractual interest added to the loan balance and due at the end of the loan term) and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% gross income test described above. We will monitor its transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us in taxable years beginning before January 1, 2013 to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) made in taxable years beginning before January 1, 2013 and properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by non-corporate taxpayers on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect our stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determines that a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses) recognized in taxable years beginning before January 1, 2013, including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the Internal Revenue Service notifies us that such stockholder has failed to properly report certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, for taxable years prior to December 31, 2011, U.S. source withholding taxes are not imposed on dividends paid by RICs to the extent the dividends were designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of RICs beginning on or before December 31, 2011. No assurance can be given as to whether this exemption will be extended for tax years beginning after December 31, 2001 whether any of our distributions will be designated as eligible for this exemption from withholding tax.

Actual or deemed distributions of our net capital gains to a stockholder that is a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States,) or, in the case of an individual, the non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If the distribution is a distribution of our investment company taxable income, is not properly designated by us as a short-term capital gains dividend or interest-related dividend (assuming extension of the exemption discussed above), and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.

Recently enacted legislation that becomes effective after December 31, 2012, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a 10% or greater U.S. owner or provides the withholding agent with identifying information on each 10% or greater U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their units, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their units and proceeds from the sale of their units. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Sunset of Reduced Tax Rate Provisions

Several of the tax considerations described under the heading “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus are subject to sunset provisions. These sunset provisions generally provide that for taxable years beginning after December 31, 2012, certain provisions in the Code that are currently applicable will revert back to earlier versions of such provisions. As a result, the federal income tax rates applicable to ordinary income, long-term capital gain and qualified dividend income for taxpayers taxed at individual rates will increase beginning January 1, 2013, absent congressional action. Consequently, prospective investors should consult their own tax advisors regarding the effect of sunset provisions on an investment in our common stock.

Failure to Qualify as a Regulated Investment Company

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions made in taxable years beginning before January 1, 2013 would be taxable to our stockholders as ordinary dividend income, and provided that certain holding periods and other requirements are met, could be eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

DESCRIPTION OF SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws.

Stock

The authorized stock of NeXt Innovation as of April 27, 2011 consists of 100,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. Our common stock has been approved for listing on the NASDAQ Capital Market under the ticker symbol “GSVC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of April 27, 2011:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock	100,000,000	—	100

Under our charter our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We expect that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise, the material ones of which are discussed below. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We expect the benefits of these provisions to outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors will be divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2012, 2013, and 2014, respectively, and in each case, those directors will serve until their successors are elected and qualify. Beginning in 2012, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

UNDERWRITING

Ladenburg Thalmann & Co. Inc. and Lazard Capital Markets LLC are acting as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this Prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite the underwriter’s name.

Underwriters	Shares
Ladenburg Thalmann & Co. Inc.	1,730,000
Lazard Capital Markets LLC	985,000
National Securities Corporation	320,000
Aegis Capital Corp.	200,000
Maxim Group LLC	33,000
Northland Capital Markets	30,000
Merriman Capital, Inc.	25,000
Newbridge Securities Corp.	10,000
Rodman & Renshaw, LLC	2,000
Total	3,335,000

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares (other than those covered by the overallotment option described below) if they purchase any of the shares.

The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $0.60 per share. The underwriting discount of $1.05 per share is equal to 7.00% of the initial offering price. The representatives have advised us that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The underwriters hold an option, exercisable for 30 days from the date of this Prospectus, to purchase up to an additional 500,250 shares at the public offering price from us. The underwriters may exercise the option solely for the purpose of covering overallotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.

NeXt Innovation and each of our directors and officers has agreed that, for a period of 180 days from the date of this Prospectus, such party will not, without the prior written consent of Ladenburg Thalmann & Co. Inc. and Lazard Capital Markets LLC, on behalf of the underwriters, offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly or hedge any shares or any securities convertible into or exchangeable for shares, provided, however, NeXt Innovation may issue and sell shares pursuant to our dividend reinvestment plan. Ladenburg Thalmann & Co. Inc. and Lazard Capital Markets LLC in their discretion may release any of the securities subject to these lock-up agreements at any time without notice.

The 180-day period in the preceding paragraph will be extended if (i) during the last 17 days of the 180-day period we issue an earnings release or material news or a material event relating to NeXt Innovation occurs or (ii) prior to the expiration of the 180-day period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 180-day period, in which case the restrictions described in the preceding sentence will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event.

Our common stock has been approved for listing on the NASDAQ Capital Market under the symbol “GSVC.”

The following table shows the underwriting discounts to be paid to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares. This offering will conform with the requirements set forth in Financial Industry Regulatory Authority Rule 2310. In accordance with Financial Industry Regulatory Authority Rule 2310, the sum of all compensation to the underwriters in connection with this offering of shares, including the underwriting discount, will not exceed 10% of the total public offering price of the shares sold in this offering.

	No Exercise	Full Exercise
Per Common Share	$1.05	$1.05
Total	$3,501,750	$4,027,013

NeXt Innovation and our investment adviser have each agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the shares. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the shares as a result of any market-making activities undertaken by any underwriter. This Prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Ladenburg Thalmann & Co. Inc. and Lazard Capital Markets LLC, on behalf of the underwriters, may purchase and sell shares in the open market during the distribution of shares being offered by this prospectus. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of shares of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ overallotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the overallotment option. Transactions to close out the covered syndicate short position involve either purchases of shares in the open market after the distribution has been completed or the exercise of the overallotment option. The underwriters may also make “naked” short sales of shares in excess of the overallotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when Ladenburg Thalmann & Co. Inc. or Lazard Capital Markets LLC repurchase shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of shares. They may also cause the price of shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NASDAQ Capital Market, or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

We estimate that our portion of the total expenses of this offering, excluding the underwriting discounts, will be approximately $550,000.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. The representatives will allocate shares to underwriters that may make

Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

We anticipate that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of NeXt Innovation’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

The principal business address of Ladenburg Thalmann & Co. Inc. is 520 Madison Avenue, 9th Floor, New York, New York 10022. Northland Capital Markets is the trade name for certain capital markets activities and investment banking services of Northland Securities, Inc., a member of FINRA/SIPC.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities will be held under a custody agreement by U.S. Bank National Association. The address of the custodian is One Federal Street, Boston, MA 02110. American Stock Transfer & Trust Company will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 59 Maiden Lane, New York, New York 10038, telephone number: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, including in connection with private secondary market transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for NeXt Innovation, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, NeXt Innovation will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and NeXt Innovation and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters by Blank Rome LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statement of assets and liabilities as of February 28, 2011, included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the report of Grant Thornton LLP, independent registered public accountants located at One California Street, Suite 2300, San Francisco, California 94111, upon the authority of said firm as experts in giving said report.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon the completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at NeXt Innovation Corp., 2965 Woodside Road, Woodside, CA 94062, by telephone at (650) 206-2965, or on our website at http://www.nextinnovationcorp.com.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholder
NeXt Innovation Corp.
(formerly NeXt BDC Capital Corp.)

We have audited the accompanying statement of assets and liabilities of NeXt Innovation Corp. (a Maryland corporation) (a development stage company) (formerly NeXt BDC Capital Corp.) as of February 28, 2011. This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of NeXt Innovation Corp. (a development stage company) (formerly NeXt BDC Capital Corp.) as of February 28, 2011 in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

San Francisco, CA
March 29, 2011

NeXt Innovation Corp.
(A Development Stage Company)
(formerly NeXt BDC Capital Corp.)

STATEMENT of ASSETS and LIABILITIES

February 28, 2011

ASSETS

2011
ASSETS:
Cash and cash equivalents	$1,500
Deferred offering costs	168,546
TOTAL ASSETS	$170,046

LIABILITIES AND NET ASSET DEFICIT

2011
LIABILITIES:
Accrued expenses	$129,621
Due to related parties	50,933
TOTAL LIABILITIES	$180,554
NET ASSET DEFICIT:
Common stock, 100,000,000 shares authorized, 100 shares issued and outstanding $0.01 per share par value	$1
Additional paid in capital	1,499
Accumulated investment loss	(12,008)
Net Asset Deficit	(10,508)
TOTAL LIABILITIES AND NET ASSET DEFICIT	$170,046
NET ASSET VALUE PER SHARE	$(105)

The accompanying notes are an integral part of this financial statement.

NeXt Innovation Corp.
(A Development Stage Company)
(formerly NeXt BDC Capital Corp.)

NOTES TO THE STATEMENT OF ASSETS AND LIABILITIES

February 28, 2011

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of operations

NeXt Innovation Corp. (the “Company”) was formed in September 2010 as a Maryland corporation structured as an externally managed, non-diversified closed-end management investment company. The Company intends to elect to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act, prior to pricing of its initial public offering. The Company will be managed by NeXt Asset Management, LLC (“NeXt Asset Management”).

As of February 28, 2011, the Company has not yet begun commercial operations. All of the outstanding shares are owned by an officer of the Company who is also a principal of NeXt Asset Management.

The Company’s investment objective is to maximize capital appreciation. The Company will seek to achieve its investment objective by investing primarily in privately held high growth venture backed companies and select mid cap and large cap publicly traded companies.

On March 28, 2011, the board of directors of the Company approved Articles of Amendment and Restatement, reflecting a change in the Company’s name from NeXt BDC Capital Corp. to NeXt Innovation Corp., which Articles of Amendment and Restatement became effective upon filing with the State Department of Assessment and Taxation of the State of Maryland on March 29, 2011.

Summary Significant Accounting Policies

Basis of Presentation

The accompanying statement of assets and liabilities has been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Cash and Cash Equivalents

Cash and cash equivalents consist of bank demand deposits.

U.S. Federal Income Taxes

The Company intends to elect to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, and to operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the Company represents obligations of the Company’s investors and will not be reflected in the financial statements of the Company.

Use of Estimates

The preparation of the statement of assets and liabilities in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

NeXt Innovation Corp.
(A Development Stage Company)
(formerly NeXt BDC Capital Corp.)

NOTES TO THE STATEMENT OF ASSETS AND LIABILITIES

February 28, 2011

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (concluded)

Organization and offering costs

Organization costs include costs relating to the formation and incorporation of the business. These costs are expensed as incurred. As of February 28, 2011, the Company has incurred and expensed organization costs of $12,008.

Offering costs include legal fees and other costs pertaining to the registration statement. These costs have been deferred and will be offset against capital proceeds from the initial public offering. As of February 28, 2011, these costs amount to $168,546.

In the event that the Company’s initial public offering is not completed, these organization and offering costs will be borne by its officers and certain of its directors.

New Accounting Standards

Management does not believe any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statement.

NOTE 2 — RELATED PARTY ARRANGEMENTS

Investment Advisory Agreement

The Company will enter into an investment advisory agreement with NeXt Asset Management (the “Advisory Agreement”) in connection with its initial public offering. Pursuant to the Advisory Agreement, NeXt Asset Management will be paid a base annual fee of 2% of gross assets, and an annual incentive fee equal to the lesser of (i) 20% of the Company’s realized capital gains during each calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. As of the date of this financial statement, no services have been performed by NeXt Asset Management, and no fees have been paid or accrued.

As of the date of this financial statement, NeXt Asset Management advanced $570 for the benefit of the Company.

Certain officers of the Company are also principals of NeXt Asset Management.

Advances made on behalf of the Company by its officers or directors for organizational and offering costs amount to $50,933.

Administration Agreement

The Company will enter into an administration agreement with NeXt Innovation Service Company (the “Administration Agreement”) to provide administrative services, including furnishing the Company with office facilities, equipment, clerical, bookkeeping record keeping services and other administrative services, in connection with its initial public offering. The Company will reimburse NeXt Innovation Service Company an allocable portion of overhead and other expenses in performing its obligations under the Administration Agreement. As of the date of this financial statement, no services have been performed by NeXt Innovation Service Company, and no fees have been paid or accrued.

NeXt Innovation Corp.
(A Development Stage Company)
(formerly NeXt BDC Capital Corp.)

NOTES TO THE STATEMENT OF ASSETS AND LIABILITIES

February 28, 2011

NOTE 3 — SUBSEQUENT EVENTS

On March 28, 2011, the board of directors of the Company approved Articles of Amendment and Restatement, reflecting a change in the Company’s name from NeXt BDC Capital Corp. to NeXt Innovation Corp., which Articles of Amendment and Restatement became effective upon filing with the State Department of Assessment and Taxation of the State of Maryland on March 29, 2011.

On March 28, 2011, the board of directors of the Company approved the form of the Advisory Agreement and Administration Agreement.

The Company evaluated subsequent events through March 29, 2011, the date the statement of assets and liabilities were available for issuance.

NOTE 4 — INDEMNIFICATION

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business the Company enters into contracts that contain a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

3,335,000 Shares

NeXt Innovation Corp.

Common Stock

P R O S P E C T U S

April 28, 2011

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